                                                                   EXHIBIT 10.41

            --------------------------------------------------------

                           LOAN AND SECURITY AGREEMENT

                                      among

                        THE FIRST MARBLEHEAD CORPORATION

                      FIRST MARBLEHEAD DATA SERVICES, INC.

                   FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

                               GATE HOLDINGS, INC.

                                       and

                          TERI MARKETING SERVICES, INC.

                                  as Borrowers,

                                       and

                              FLEET NATIONAL BANK,
                                    as Lender


            ---------------------------------------------------------

                           Dated as of August 28, 2003

            ---------------------------------------------------------

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                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----

SECTION 1.     AMOUNTS AND TERMS OF COMMITMENTS AND LOANS......................1

   1.1  THE REVOLVING LOANS....................................................1
   1.2  PROCEDURE FOR REVOLVING LOAN BORROWING.................................2
   1.3  REPAYMENT OF PRINCIPAL OF REVOLVING LOANS..............................2
   1.4  COMMITMENT FEES; ADDITIONAL COMPENSATION...............................2
   1.5  PREPAYMENTS............................................................2
   1.6  CONVERSION AND CONTINUATION OPTIONS....................................3
   1.7  LIMITATIONS ON LOANS...................................................3
   1.8  INTEREST RATES AND PAYMENT DATES.......................................3
   1.9  COMPUTATION OF INTEREST AND FEES.......................................4
   1.10  INABILITY TO DETERMINE INTEREST RATE..................................4
   1.11  PAYMENTS..............................................................4
   1.12  LEGAL REQUIREMENTS....................................................5
   1.13  TAXES.................................................................6
   1.14  INDEMNITY.............................................................7
   1.15  L/C COMMITMENT........................................................8
   1.16  PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT............................8
   1.17  FEES AND OTHER CHARGES................................................9
   1.18  REIMBURSEMENT OBLIGATION OF THE BORROWER..............................9
   1.19  OBLIGATIONS ABSOLUTE..................................................9
   1.20  LETTER OF CREDIT PAYMENTS.............................................9

SECTION 2.     SECURITY.......................................................10

   2.1.   COLLATERAL..........................................................10
   2.2    COLLECTION OF RECEIVABLES...........................................10
   2.2    COLLECTION OF RECEIVABLES...........................................10
   2.3    ADDITIONAL SECURITY PROVISIONS......................................10

SECTION 3.     CONDITIONS PRECEDENT...........................................11

   3.1  CONDITIONS TO INITIAL EXTENSION OF CREDIT.............................11
   3.2  CONDITIONS TO EACH EXTENSION OF CREDIT................................11

SECTION 4.     REPRESENTATIONS AND WARRANTIES.................................12

   4.1  FINANCIAL CONDITION...................................................12
   4.2  EXISTENCE; COMPLIANCE WITH LAW........................................13
   4.3  POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.........................13
   4.4  NO LEGAL IMPEDIMENT...................................................13
   4.5  LITIGATION............................................................13
   4.6  NO DEFAULT............................................................13
   4.7  OWNERSHIP OF PROPERTY; LIENS..........................................13
   4.8  LICENSES, INTELLECTUAL PROPERTY.......................................14
   4.9  TAXES.................................................................14
   4.10  FEDERAL REGULATIONS..................................................14
   4.11  LABOR MATTERS........................................................14
   4.12  ERISA................................................................14
   4.13  INVESTMENT COMPANY ACT; OTHER REGULATIONS............................15
   4.14  OWNERSHIP; SUBSIDIARIES..............................................15
   4.15  USE OF PROCEEDS......................................................15
   4.16  ACCURACY OF INFORMATION, ETC.........................................15


   4.17  COLLATERAL...........................................................15
   4.19  MATERIAL AGREEMENTS..................................................15

SECTION 5.     AFFIRMATIVE COVENANTS..........................................16

   5.1  FINANCIAL STATEMENTS..................................................16
   5.2  CERTIFICATES; OTHER INFORMATION.......................................16
   5.3  PAYMENT OF OBLIGATIONS................................................17
   5.4  MAINTENANCE OF EXISTENCE; COMPLIANCE..................................17
   5.5  MAINTENANCE OF PROPERTY; INSURANCE....................................17
   5.6  INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS................18
   5.7  NOTICES...............................................................18
   5.8  ADDITIONAL COLLATERAL, ETC............................................18

SECTION 6.     NEGATIVE COVENANTS.............................................19

   6.1  FINANCIAL CONDITION COVENANTS.........................................19
   6.2  INDEBTEDNESS..........................................................19
   6.3  LIENS.................................................................19
   6.4  FUNDAMENTAL CHANGES...................................................20
   6.5  DISPOSITION OF ASSETS OR PROPERTY.....................................20
   6.6  RESTRICTED PAYMENTS...................................................21
   6.7  INVESTMENTS...........................................................21
   6.8  TRANSACTIONS WITH AFFILIATES..........................................21
   6.9  CHANGES IN FISCAL PERIODS.............................................21
   6.10  NEGATIVE PLEDGE CLAUSES..............................................21
   6.11  LINES OF BUSINESS....................................................21
   6.12  AMENDMENT OF CERTAIN AGREEMENTS......................................22
   6.13  USE OF PROCEEDS......................................................22

SECTION 7.     EVENTS OF DEFAULT..............................................22


SECTION 8.     MISCELLANEOUS..................................................24

   8.1  AMENDMENTS AND WAIVERS................................................24
   8.2  NOTICES...............................................................25
   8.3  NO WAIVER; CUMULATIVE REMEDIES........................................25
   8.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES............................25
   8.5  PAYMENT OF EXPENSES AND TAXES.........................................25
   8.6  SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS................26
   8.7  SET-OFF...............................................................28
   8.8  COUNTERPARTS..........................................................28
   8.9  SEVERABILITY..........................................................28
   8.10  INTEGRATION..........................................................28
   8.11  GOVERNING LAW........................................................29
   8.12  SUBMISSION TO JURISDICTION; WAIVERS..................................29
   8.13  ACKNOWLEDGMENTS......................................................29
   8.14  LOST NOTES...........................................................29
   8.15  WAIVERS OF JURY TRIAL................................................30
   8.16  USURY................................................................30

SCHEDULES:

1                 Definitions
1.1(a)            Pricing Grid


                                      -ii-
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4.3               Consents, Authorizations, etc.
4.5               Litigation
4.14(a)           Organizational Chart
4.14(b)           Incorporation
4.17              Financing Statements, etc.
4.18              Material Agreements
6.2               Indebtedness
6.3               Liens
6.7               Investments

EXHIBITS:

A                 Form of Revolving Note
B                 Form of Borrowing Notice
C                 Form of Interest Rate Option Notice
D                 Form of Exemption Certificate
E                 Form of Closing Certificate
F                 Form of Compliance Certificate


                                     -iii-
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                           LOAN AND SECURITY AGREEMENT


         This LOAN AND SECURITY AGREEMENT, dated as of August 28, 2003, is among THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation ("FMC"), FIRST MARBLEHEAD DATA SERVICES, INC., a Massachusetts corporation ("FMDS"), FIRST MARBLEHEAD EDUCATION RESOURCES, INC., a Delaware corporation ("FMER"), GATE HOLDINGS, INC., a Delaware corporation ("GATE"), and TERI MARKETING SERVICES, INC., a Delaware corporation ("TMSI"), and together with FMC, FMDS, FMER and Gate collectively, the "BORROWERS" and each individually, a "BORROWER"), and FLEET NATIONAL BANK, (the "LENDER").

                                    RECITALS

         A. The Borrowers have requested a revolving line of credit in an amount up to $10,000,000 to be used for direct loans or letters of credit issued for the benefit of a Borrower.

         B. The Lender is willing to provide such financing, all subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         SECTION 1.     AMOUNTS AND TERMS OF COMMITMENT AND LOAN

         1.1      THE REVOLVING LOAN.

         (a) Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans (the "REVOLVING LOANS") to the Borrowers, jointly and severally, from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the Available Commitment. During the Commitment Period, the Borrowers may use the Revolving Commitment by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Lender shall have no obligation to make any Revolving Loans if, after giving effect to such Revolving Loans, the aggregate amount of all outstanding Revolving Loans would exceed the Available Commitment then in effect. The Revolving Loans made hereunder may be LIBOR Loans or Prime Rate Loans, as determined by the Borrowers and with notice to the Lender in accordance with Sections 1.2 and 1.6.

         (b) The Borrowers' right to request Revolving Loans shall terminate on the Revolver Expiration Date and no further Revolving Loans shall be permitted on or after that date.

         (c) Each Borrower agrees that it will execute and deliver to the Lender a promissory note of the Borrowers dated the Closing Date, substantially in the form of EXHIBIT A (as amended, supplemented, replaced or otherwise modified from time to time, the "REVOLVING NOTE"), jointly and severally payable to the Lender and in a maximum principal amount equal to the Revolving Commitment. The Lender is hereby authorized to record the date, Type and amount of each Revolving Loan made by the Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of LIBOR Loans, the length of each Interest Period and LIBOR Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Revolving Note, and any such recordation shall, absent manifest error and to the extent permitted by applicable law, constitute PRIMA FACIE evidence of the accuracy of the information so recorded, PROVIDED that the failure to make any such recordation (or any error therein) shall not affect the joint and several obligation of the Borrowers to repay (with applicable interest) the Revolving Loans made to the Borrowers in accordance with the terms of this Agreement.

         1.2 PROCEDURE FOR REVOLVING LOAN BORROWING. The Borrowers may borrow under the Revolving Commitment during the Commitment Period on any Business Day, PROVIDED that the Borrowers shall give the Lender irrevocable notice in writing by delivery of a notice substantially in the form attached hereto as EXHIBIT B (which notice is hereinafter referred to as a "BORROWING NOTICE") (a) prior to 2:00 p.m., Boston time, two (2) Business Days prior to the requested Borrowing Date, in the case of LIBOR Loans or (b) prior to Noon, Boston time, on the Borrowing Date, in the case of Prime Rate Loans, and, in each case, specifying (i) the requested Borrowing Date and (ii) in the case of LIBOR Loans, the respective amounts of each such Revolving Loan and the respective lengths of the initial Interest Period therefor. Any Revolving Loans made on the Closing Date shall initially be Prime Rate Loans. Each borrowing under the Revolving Commitment shall be in an amount equal to (x) in the case of Prime Rate Loans, $100,000 or a whole multiple of $50,000 in excess thereof (or, if the difference between the aggregate amount of all outstanding Revolving Loans and the Revolving Commitment then in effect is less than $100,000, such lesser amount) and (y) in the case of LIBOR Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Such borrowing will be made available to the Borrowers by the Lender crediting the account of the Borrowers on the books of such office (or, if so requested by the Borrowers, by wire transferring immediately available funds to such bank account as the Borrowers shall designate).

         1.3 REPAYMENT OF PRINCIPAL OF REVOLVING LOANS. The Borrowers shall jointly and severally repay the outstanding principal balance of the Revolving Loans on the Revolver Expiration Date.

         1.4      COMMITMENT FEES; ADDITIONAL COMPENSATION

         (a) The Borrowers agree to jointly and severally pay to the Lender a commitment fee for the period from and including the Closing Date to the last day of the Commitment Period, at the rate of 0.25% per annum, such fee to be calculated based on the average daily unused amount of the Available Commitment, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolver Expiration Date, commencing on the first of such dates to occur after the Closing Date. As used herein, the "unused amount of the Available Commitment", as determined at any time, means that amount by which the Available Commitment exceeds the aggregate outstanding principal amount of the Revolving Loans.

         (b) Contemporaneously with the execution and delivery of this Agreement and the other Loan Documents to the Lender on the Closing Date, the Borrowers shall jointly and severally pay to the Lender a fully-earned non-refundable transaction fee in the amount of $40,000.

         1.5      PREPAYMENTS.

         (a) If at any time the sum of the principal amount of all Revolving Loans at any time outstanding exceeds the Available Commitment, then the Borrowers shall forthwith jointly and severally prepay the amount of such excess so that the Available Commitment is not exceeded.

         (b) The Borrowers may prepay, at any time, without penalty or premium, the whole or any portion of any Prime Rate Loans; provided, on the date of such prepayment, the Borrowers pay all interest on such Revolving Loan (or portion thereof) so prepaid accrued to the date of such prepayment. The Borrowers may at any time and from time to time prepay any LIBOR Loans in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Lender at least two, but not more than five, Business Days prior thereto, which notice shall specify the date and amount of prepayment; PROVIDED, that if a LIBOR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrowers shall also jointly and severally pay any amounts owing pursuant to Section 1.14. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein,

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together with any charges outstanding on such LIBOR Loan and accrued interest to such date on the amount prepaid.

         (c) Notwithstanding anything in this Agreement to the contrary, for sixty (60) days during each fiscal year of FMC, the outstanding principal balance of Revolving Loans shall be $0.

         1.6      CONVERSION AND CONTINUATION OPTIONS.

         (a) The Borrowers may elect from time to time to convert LIBOR Loans to Prime Rate Loans by giving the Lender prior irrevocable notice of such election, confirmed in writing at least two Business Days prior to such proposed conversion date pursuant to the Interest Rate Option Notice attached as EXHIBIT C (the "INTEREST RATE OPTION NOTICE"), PROVIDED that any such conversion of LIBOR Loans may only be made on the last day of an Interest Period with respect thereto. The Borrowers may elect from time to time to convert Prime Rate Loans to LIBOR Loans by giving the Lender at least two, but not more than five, Business Days' irrevocable notice of such election (which notice must be received by the Lender prior to 11:00 a.m., Boston time and shall specify the length of the initial Interest Period therefor), PROVIDED that no Prime Rate Loan may be converted into a LIBOR Loan during the existence of a Default if the Lender has determined in its sole discretion not to permit such conversions.

         (b) Any LIBOR Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrowers giving at least two Business Days' but not more than five Business Days' irrevocable notice (which notice must be received by the Lender prior to 11:00 a.m., Boston time), to the Lender, in accordance with the applicable provisions of the term "Interest Period" set forth in SCHEDULE 1, of the length of the next Interest Period to be applicable to such LIBOR Loans, PROVIDED that no LIBOR Loan may be continued as such during the existence of a Default if the Lender has determined in its sole discretion not to permit such continuations. If the Borrowers shall fail to give any required notice as described above in this Section 1.6 or if such continuation is not permitted pursuant to the preceding proviso, such LIBOR Loans shall be automatically converted to Prime Rate Loans on the last day of such then expiring Interest Period.

         1.7 LIMITATIONS ON LOANS. Notwithstanding anything to the contrary in this Agreement: (a) all conversions and continuations of LIBOR Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (i) after giving effect thereto, the aggregate principal amount of the LIBOR Loans having the same Interest Period beginning and ending on the same date shall be equal to $500,000 or a whole multiple of $100,000 in excess thereof and (ii) no more than ten (10) LIBOR Loans shall be outstanding at any one time; and (b) all conversions or continuations of Prime Rate Loans hereunder shall be equal to $100,000 or a whole multiple of $50,000 in excess thereof.

         1.8      INTEREST RATES AND PAYMENT DATES.

         (a) Each Revolving Loan which are LIBOR Loans shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the sum of (x) the LIBOR Rate then in effect PLUS (y) the Applicable Margin for LIBOR Loans.

         (b) Each Prime Rate Loan shall bear interest for each day such Revolving Loan is outstanding at a rate per annum equal to the sum of (x) the Alternate Base Rate then in effect PLUS (y) the Applicable Margin for Prime Rate Loans.

         (c) Notwithstanding the foregoing, all outstanding Revolving Loans and Reimbursement Obligations (whether or not overdue) and all other amounts then due and payable under the Loan Documents shall bear interest at a rate per annum equal to the applicable Post-Default Rate (to the extent permitted by law) whenever an Event of Default has occurred and is continuing commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Lender.

         1.9 COMPUTATION OF INTEREST AND FEES. Interest on LIBOR Loans, Prime Rate Loans and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed. The Lender shall as soon as practicable notify the Borrower of each determination of a LIBOR Rate. Any change in the interest rate on a Revolving Loan resulting from a change in the Alternate Base Rate or the LIBOR Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Lender shall as soon as practicable notify the Borrowers of the effective date and the amount of each such change in interest rate. Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lender in the absence of manifest error.

         1.10 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

                           (a) the Lender shall have determined (which determination shall be conclusive and binding upon the Borrowers) that U.S. Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Lender in the relevant market, or

                           (b) the Lender shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period, or

                           (c) the Lender shall have determined that the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lender (as conclusively certified by the Lender) of making or maintaining the affected Revolving Loans during such Interest Period, the Lender shall give telecopy or telephonic notice thereof to the Borrowers as soon as practicable thereafter. If such notice is given (i) any LIBOR Loan to be made on the first day of such Interest Period shall be made as a Prime Rate Loan, (ii) any Prime Rate Loan that was to be converted on the first day of such Interest Period to a LIBOR Loan shall be continued as a Prime Rate Loan, and
(iii) any LIBOR Loan shall be converted on the last day of the then current Interest Period to a Prime Rate Loan. Until such notice has been withdrawn by the Lender, no further LIBOR Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Loans to LIBOR Loans.

         1.11     PAYMENTS.

         (a) The Borrowers each hereby authorize the Lender to charge any general deposit account maintained by a Borrower with the Lender (and as agreed to from time to time between the Borrowers and the Lender) with the amount of all payments of interest, principal and other sums when the same are due under this Agreement and/or the Revolving Note by the Borrowers or any Borrower. The Lender shall promptly notify the Borrowers of the amounts so charged. The failure of the Lender so to charge any account or to give any such subsequent notice shall not affect the obligation of the Borrowers to pay interest, principal or other sums as provided herein or in the Revolving Note.

         (b) All payments (including prepayments) to be made by the Borrowers hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and free and clear of, and without any deduction or withholding for, any taxes or other payments (except as required by law), and shall be made prior to 3:00 p.m., Boston time, on the due date thereof to the Lender at 100 Federal Street, Boston, Massachusetts 02110, in Dollars and in lawful currency of the United States of America in immediately available funds. All such payments received by the Lender after 3 p.m., Boston time, on any day shall be deemed received as of the next succeeding Business Day. If any payment hereunder (other than payments on the LIBOR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a LIBOR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Lender (excluding principal and interest of any Revolving Loan), then to accrued interest, and the balance on account of outstanding principal; provided, however, that during the continuance of an Event of Default, payments will be applied to the Obligations as the Lender determines in its sole discretion.

         1.12     LEGAL REQUIREMENTS.

         (a) If the adoption of or any change in any Legal Requirement or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any L/C Application, or any Revolving Loan made by it, or change the basis of taxation of payments to the Lender in respect thereof (except for Non-Excluded Taxes covered by Section 1.13 and changes in the rate of tax on the overall net income of the Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender that is not otherwise included in the determination of the LIBOR Rate hereunder; or

                  (iii)    shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount that the Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or any Commitment, or issuing Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall promptly jointly and severally pay the Lender, within 15 days after demand therefor, any additional amounts necessary to compensate the Lender for such actual increased cost or reduced amount receivable; PROVIDED, HOWEVER, that the Borrower shall not be liable to the Lender for such costs incurred or reduced amounts receivable more than ninety
(90) days prior to receipt by the Borrowers of demand therefor. If the Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrowers of the event by reason of which it has become so entitled.

         (b) If the Lender shall have determined that the adoption of or any change in any Legal Requirement regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which the Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, within 15 days after submission by the Lender to the Borrower of a written request therefor, the Borrowers shall jointly and severally pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction; PROVIDED, HOWEVER, that the Borrower shall not be liable to the Lender for such additional amounts accruing more than ninety (90) days prior to receipt by the Borrowers of demand therefor.

         (c) If the Lender shall determine (which determination shall be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any Legal Requirement (whether or not having the force of law) makes it unlawful, or any Governmental Authority asserts that it is unlawful, for the Lender to make, continue or maintain any LIBOR Loan as, or to convert any Revolving Loan into, a LIBOR Loan of a certain duration, or the obligations of the Lender to make, continue, maintain or convert into any such LIBOR Loans shall, upon such determination, forthwith be suspended until the Lender shall notify the Borrowers that the circumstances causing such suspension no longer exist, and all LIBOR Loans shall automatically convert into Prime Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         (d) A certificate as to any additional amounts payable pursuant to this Section submitted by the Lender to the Borrowers shall be conclusive in the absence of manifest error. In determining such amount, the Lender may use any method of averaging and attribution that it (in its sole and reasonable discretion) shall deem applicable. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Revolving Loans and all other amounts payable hereunder.

         1.13     TAXES.

         (a) All payments made by the Borrowers under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp, franchise, excise or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") or other stamp or documentary taxes or excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document ("OTHER AMOUNTS") are required to be withheld from any amounts payable to the Lender hereunder, the amounts so payable to the Lender (including any penalties, interest or expenses) shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes and Other Amounts) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrowers shall not be required to increase any such amounts payable to any Transferee with respect to any Non-Excluded Taxes (i) that are attributable to such Transferee's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to any Transferee at the time such Transferee becomes a party to this Agreement, except to the extent that such Transferee's assignor was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph. For the avoidance of doubt, in no circumstances shall any Borrower be liable to the Lender for payment of any such net income taxes and franchise taxes (imposed in lieu of net income taxes).

         (b) In addition, the Borrowers shall jointly and severally pay any Other Amounts to the relevant Governmental Authority in accordance with applicable law.

         (c) Whenever any Non-Excluded Taxes or Other Amounts are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Lender a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes or Other Amounts when due to the appropriate taxing authority or fail to remit to the Lender the required receipts or other required documentary evidence, the Borrowers shall jointly and severally indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure.

         (d) Each Transferee that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "NON-U.S. LENDER") shall deliver to the Borrowers (or, in the case of a Participant, to the Lender) two copies of either U.S. Internal Revenue Service Form W-8 BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of EXHIBIT D (an "EXEMPTION CERTIFICATE") and a Form W-8, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrowers at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrowers (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

         (e) Any Transferee that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrowers are located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers, at the time or times prescribed by applicable law or reasonably requested by the Borrowers, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

         (f) The agreements in this Section shall survive the termination of this Agreement and the payment of the Revolving Loans and all other amounts payable hereunder.

         1.14     INDEMNITY.

         (a) The Borrowers jointly and severally agree to indemnify the Lender and to hold the Lender harmless from any loss or expense that the Lender may sustain or incur as a consequence of (i) failure by the Borrowers to make a borrowing of, conversion into or continuation of LIBOR Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Agreement, (ii) failure by the Borrowers to make any prepayment of or conversion from LIBOR Loans after the Borrowers have given a notice thereof in accordance with the provisions of this Agreement, (iii) any conversion or the making of a prepayment or repayment of LIBOR Loans on a day that is not the last day of an Interest Period with respect thereto, or (iv) any costs incurred by the lender in connection with marking to market any obligations under Rate Hedging Agreements that (in the reasonable determination of the Lender) are required to be terminated as a result of any conversion, repayment or prepayment of the principal amount of any LIBOR Loan on a date other than the scheduled last day of the Interest Period applicable thereto.

         (b) Without limiting the foregoing, the Borrowers jointly and severally shall pay to the Lender a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Borrowing Notice or Interest Rate Option Notice, as applicable, as to which the prepayment is made, shall be subtracted from the sum of the LIBOR Rate plus the applicable Applicable Margin for LIBOR Loans in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Borrowing Notice or Interest Rate Option Notice, as applicable, on as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Borrowing Notice or Interest Rate Option Notice, as applicable, as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Lender upon the prepayment of a LIBOR Loan. If by reason of an Event of Default, the Lender elects to declare the Revolving Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Borrowers had exercised such right of prepayment.

         (c) A certificate as to any amounts payable by the Borrowers prepared by the Lender pursuant to this Section 1.14 shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Revolving Loans and all other amounts payable hereunder.

         1.15 L/C COMMITMENT. Subject to the terms and conditions hereof, the Lender agrees to issue standby letters of credit ("LETTERS OF CREDIT") for the account of any Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Lender; PROVIDED that the Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Commitment would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the date that is six months after the Revolver Expiration Date. Each Letter of Credit shall be subject to the International Standby Practices
(1998). The Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Lender to exceed any limits imposed by, any applicable Legal Requirement.

         1.16 PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT. The Borrowers may from time to time request that the Lender issue a Letter of Credit by delivering to the Lender at its address for notices specified herein an L/C Application therefor, completed to the reasonable satisfaction of the Lender, and such other certificates, documents and other papers and information as the Lender may reasonably request. Upon receipt of any L/C Application, the Lender will process such L/C Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and, subject to the terms and conditions hereof, shall promptly issue the Letter of Credit requested thereby (but in no event shall the Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the L/C Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Lender and the Borrowers. The Lender shall furnish a copy of the Letter of Credit to the Borrowers promptly following the issuance thereof.

         1.17     FEES AND OTHER CHARGES.

         (a) The Borrowers will jointly and severally pay to the Lender a fee on each of its outstanding Letters of Credit at a per annum rate equal to the Applicable Margin for LIBOR Loans, times the face amount thereof (the "LETTER OF CREDIT FEES"). All fees specified in this Section 1.17(a) shall, in each case, be payable upon the issuance of each Letter of Credit and annually on the anniversary of the date of issuance thereof.

         (b) In addition to the foregoing fees, the Borrowers shall pay or reimburse the Lender for such normal and customary costs and expenses as are incurred or charged by the Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

         1.18 REIMBURSEMENT OBLIGATION OF BORROWER. The Borrowers agree jointly and severally to reimburse the Lender with respect to each draft presented under any Letter of Credit and paid by the Lender for the amount of
(a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Lender in connection with such payment, such reimbursement (i) on the same date as such draft if oral notice thereof is given to the Borrowers by 11:00 a.m. (Boston time) on such date, or (ii) on next Business Day if such oral notice thereof is given to the Borrower after 11:00 a.m. (Boston time). Each such payment shall be made to the Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable jointly and severally on any and all amounts remaining unpaid by the Borrowers under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing,
Section 1.8(b) and (ii) thereafter, Section 1.8(c).

         1.19 OBLIGATIONS ABSOLUTE. The Borrowers' obligations as to the Letters of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that any Borrower may have or have had against the Lender, any beneficiary of a Letter of Credit or any other Person. Each Borrower also agrees with the Lender that the Lender shall not be responsible for, and the Borrowers' Reimbursement Obligations under Section 1.18 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee. The Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions resulting from the gross negligence or willful misconduct of the Lender. Each Borrower agrees that any action taken or omitted by the Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrowers and shall not result in any liability of the Lender to any Borrower.

         1.20 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit, the Lender shall promptly notify the Borrowers of the date and amount thereof. The responsibility of the Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

         SECTION 2.     SECURITY

         2.1 COLLATERAL. As security for the payment and performance of all Obligations (including, without limitation, each Borrower's Obligations under this Agreement, the Revolving Note and any L/C Obligations), the Lender shall have and each Borrower hereby grants to the Lender a continuing security interest in all following described property in which such Borrower has an interest, of every kind and description, tangible or intangible, whether now or hereafter existing, whether now or hereafter acquired, and wherever located (collectively, the "COLLATERAL"): all Structuring Advisory Fees and all Servicing Fees and all commercial tort claims, payment intangibles, rights to proceeds of letters of credit, letter-of-credit rights and supporting obligations of every kind and description related thereto; and proceeds and products of all the foregoing.

         2.2 COLLECTION. Each Borrower shall, at the request of the Lender (if an Event of Default has occurred and is continuing): (i) notify obligors or payors on Collateral of the security interest of the Lender therein and that payment thereof is to be made directly to the Lender, and the Lender may itself, upon the occurrence of an Event of Default, without notice to or demand upon the Borrowers so notify such obligors and payors, as the case may be, and (ii) deliver to the Lender any promissory note or similar instrument representing any Collateral, after having endorsed such promissory note or instrument in blank. After the Lender has made such a request, any proceeds of Collateral received by any Borrower shall be held in trust for the Lender without commingling with any other funds of such Borrower. If so requested by the Lender, such Borrower will, immediately upon receipt of all checks, drafts, cash or other remittances, deliver the same to the Lender to be conditionally credited to the Obligations. The Lender will treat remittances as conditional until such remittances have cleared and are finally paid to the Lender, and will at any time charge back any remittance that does not clear in the normal course. Such remittances shall be delivered to the Lender in the same form received and the Lender is hereby authorized to endorse such remittances where necessary to permit collection thereof.

         2.3      ADDITIONAL SECURITY PROVISIONS.

         (a) Each Borrower hereby authorizes the Lender, at any time and from time to time, without such Borrower's further signature or authorization, to file financing statements, continuation statements and amendments thereto that describe and include the Collateral, and which contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code for sufficiency or the applicable filing office to properly file any such financing statement, continuation statement or amendment, including whether such Borrower is an organization, the type of organization and any organization identification number issued to such Borrower. Each Borrower agrees to furnish any such information to the Bank promptly upon request.

         (b) If a Borrower shall at any time acquire a commercial tort claim (as defined in Article 9 of the Uniform Commercial Code) in respect of the Collateral, such Borrower shall immediately notify the Lender in writing of the brief details thereof and shall grant to the Lender in writing a security interest therein and in the proceeds thereof, in form and substance satisfactory to the Lender.

         (c) Each Borrower shall at any time and from time to time take such steps as the Lender may reasonably request for the Lender to (i) obtain "control" of any letter-of-credit rights, any agreement establishing such control to be in form and substance satisfactory to the Lender and (ii) otherwise to ensure the continued perfection and priority of the Lender's security interest in the Collateral and of the preservation of its rights therein.

         SECTION 3.     CONDITIONS PRECEDENT.

         3.1 CONDITIONS TO INITIAL EXTENSION OF CREDIT . The agreement of the Lender to make the initial extension of credit is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date of the following conditions precedent:

         (a) CREDIT AGREEMENT; REVOLVING NOTE; OTHER DOCUMENTS. The Lender shall have received (i) this Agreement, executed and delivered by the Lender and each Borrower, (ii) the Revolving Note executed and delivered by each Borrower and (iii) an access agreement from each lessor of any premises where the books and records of a Borrower are kept.

         (b) APPROVALS. All governmental and third party approvals necessary in connection with the continuing operations of each Borrower and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any Person that would restrain, prevent or otherwise impose adverse conditions with respect to the financing contemplated hereby.

         (c) LIEN SEARCHES. The Lender shall have received the results of recent lien searches in each of the jurisdictions where each Borrower is located, and such searches shall reveal no Liens on any of the Collateral, except for Liens permitted by Section 6.3 or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Lender.

         (d) FEES. The Lender shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date.

         (e) CLOSING CERTIFICATE. The Lender shall have received a certificate of each Borrower, dated the Closing Date, substantially in the form of EXHIBIT E, with appropriate insertions and attachments (each, a "CLOSING CERTIFICATE").

         (f) LEGAL OPINIONS. The Lender shall have received the legal opinion of Hale and Dorr LLP, special counsel to each Borrower, in form and substance satisfactory to the Lender.

         (g) ABSENCE OF MATERIAL LITIGATION, ETC. The Lender shall be satisfied that no litigation or other legal proceeding, tax or accounting matters, ERISA matters, SEC matters, environmental matters or other matters for which any Borrower is or could become liable exists which could reasonably be expected to result in a Material Adverse Effect.

         (h) BORROWING NOTICE. The Lender shall have received a Borrowing Notice as to the Revolving Loans requested on the Closing Date, if any.

         (i) OTHER ITEMS. The Lender shall have received such other documents, instruments, agreements or information as reasonably requested by the Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, franchise agreements, debt agreements, property ownership, environmental matters, contingent liabilities, corporate structure and management of any Borrower.

         3.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of the Lender to make any extension of credit requested to be made by it on any date (including the initial extension of credit) is subject to the satisfaction of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by each Borrower in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date).

         (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

         (c) NO MATERIAL ADVERSE CHANGE. As of the applicable Borrowing Date, and since the dates covered by the most recent audited financial statements delivered to the Lender (including without limitation the Initial Financial Statements), no event or circumstance shall have occurred which had or would be reasonably likely to have a Material Adverse Effect.

         (d) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments, and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

         Each Borrowing Notice and each request for issuance of a Letter of Credit on behalf of any Borrower hereunder shall constitute a representation and warranty by each Borrower as of the date of such Revolving Loan or extension of credit that the conditions contained in this Section 3.2 have been satisfied.

         SECTION 4.     REPRESENTATIONS AND WARRANTIES.

         To induce the Lender to enter into this Agreement and to make the Revolving Loans and issue the Letters of Credit, each Borrower hereby represents and warrants to the Lender that:

         4.1      FINANCIAL CONDITION.

         (a) The Initial Financial Statements present fairly the consolidated financial condition of FMC and its Subsidiaries, as at such dates, and the consolidated results of operations, equity and cash flows for the respective fiscal year and fiscal quarters then ended. The Initial Financial Statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (subject to normal year end adjustments with respect to the interim statements).

         (b) Except as listed on SCHEDULE 6.2, no Borrower nor any of its respective Subsidiaries has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any Rate Hedging Agreements or foreign currency swap or exchange transactions or other obligations in respect of derivatives, that are not reflected in the most recent financial statements or in the notes thereto. During the period from December 31, 2002 to and including the date hereof, there has been no Disposition by any Borrower or any of its respective Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any Equity Interest of any other Person) material in relation to the consolidated financial condition of the Borrowers and their respective Subsidiaries at December 31, 2002 (other than as expressly contemplated herein). Since June 30, 2002, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

         4.2 EXISTENCE; COMPLIANCE WITH LAW. Each Borrower (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, (b) has the requisite power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other business entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (d) is in compliance with all Legal Requirements except as to (c) and (d) to the extent that the failure to be so qualified or to comply with such Legal Requirements could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.3 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower has the requisite power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of each Borrower, to borrow hereunder. Each Borrower has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party to authorize the borrowings on the terms and conditions of this Agreement. Except as described on SCHEDULE 4.3, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder, or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (a) consents, authorizations, filings and notices described on SCHEDULE 4.3, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect, and (b) the filings referred to in Section 4.17. Each Loan Document has been duly executed and delivered on behalf of each Borrower thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legally valid and binding obligation of each Borrower thereto, enforceable against each such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         4.4 NO LEGAL IMPEDIMENT. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Legal Requirement or any Material Agreement of any Borrower, except as noted on SCHEDULE 4.3, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Legal Requirement or any Material Agreement (other than the Liens created by this Agreement). No Legal Requirement applicable to any Borrower could reasonably be expected to have a Material Adverse Effect.

         4.5 LITIGATION. Except as set forth on SCHEDULE 4.5, no litigation, or to the best of each Borrower's knowledge, investigation, or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best of each Borrower's knowledge, threatened by or against any Borrower or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

         4.6 NO DEFAULT. No Borrower is in default under or with respect to any of its Material Agreements in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         4.7 OWNERSHIP OF PROPERTY; LIENS. Each Borrower has good title to all its Collateral and none of such Collateral is subject to any Lien except as permitted by Section 6.3. The notice address for the Borrowers set forth in
Section 8.2 is the location of the chief executive office of each Borrower.

         4.8 LICENSES, INTELLECTUAL PROPERTY. Except as in the aggregate could not reasonably be expected to have a Material Adverse Effect, each Borrower has all necessary licenses, permits, franchises and other rights necessary for the conduct of its business and for the intended use of its properties and assets to the extent necessary to ensure no material interruption in cash flow. Each Borrower owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Borrower know of any valid basis for any such claim. To the best of each Borrower's knowledge, the use of Intellectual Property by each Borrower does not infringe on the rights of any Person in any material respect.

         4.9 TAXES. Each Borrower has filed or caused to be filed all Federal, state and other tax returns that are required to be filed, except where the failure to so file could not reasonably be expected to have a Material Adverse Effect, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than such taxes, fees or other charges any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with the accrual basis of accounting used for income tax reporting purposes have been provided on the books of such Borrower), no tax Lien has been filed, and, to the knowledge of any Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         4.10 FEDERAL REGULATIONS. No part of the proceeds of any Revolving Loans will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board of Governors of the Federal Reserve System. If requested by the Lender, each Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

         4.11 LABOR MATTERS. (a) There are no strikes or other labor disputes against any Borrower pending or, to the knowledge of any Borrower, threatened, (b) hours worked by and payment made to employees of any Borrower have not been in violation of the Fair Labor Standards Act or any other applicable Legal Requirement dealing with such matters, and (c) all payments due from any Borrower on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Borrower; except as to all of the above in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         4.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred, with respect to any Plan during the five-year period prior to the date on which this representation, is made, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. No Borrower nor, to the best of its knowledge, any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and no Borrower nor, to the best of its knowledge, any Commonly Controlled Entity would become subject to any material liability under ERISA if any Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or is Plan Insolvent.

         4.13 INVESTMENT COMPANY ACT; OTHER REGULATIONS. No Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to regulation under any Legal Requirement (other than Regulation X of the Board of Governors of the Federal Reserve System) that limits its ability to incur Indebtedness.

         4.14 OWNERSHIP; SUBSIDIARIES. Attached hereto as SCHEDULE 4.14(A) is an organizational chart of FMC and its Subsidiaries as of the Closing Date. Except as disclosed to the Lender by the Borrower in writing from time to time with respect to changes permitted hereunder after the Closing Date, SCHEDULE 4.14(B) attached hereto sets forth the legal name and jurisdiction of incorporation of each Borrower and each Subsidiary thereof. Except as shown on
SCHEDULE 4.14(A), no Borrower has any Subsidiaries on the date hereof.

         4.15 USE OF PROCEEDS. The proceeds of the Revolving Loans shall be used for working capital and other general corporate purposes to the extent permitted hereunder, and to support the issuance of Letters of Credit hereunder.

         4.16 ACCURACY OF INFORMATION, ETC. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by or on behalf of any Borrower to the Lender for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and PRO FORMA financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of each Borrower to be reasonable at the time made, it being recognized by the Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein or in the other Loan Documents.

         4.17 COLLATERAL. This Agreement is effective to create in favor of the Lender legally valid and enforceable security interests in the Collateral described therein and proceeds thereof. When financing statements and other filings specified on SCHEDULE 4.17 in appropriate form are timely and properly filed in the offices specified on SCHEDULE 4.17, this Agreement shall create a fully perfected Lien on, and security interest in, all right, title and interest of each Borrower in such Collateral and the proceeds thereof, as security for their respective obligations, to the extent a Lien in such Collateral can be perfected pursuant to such financing statements, in each case prior and superior in right to any other Person (except Liens expressly permitted by Section 6.3).

         4.18 MATERIAL AGREEMENTS. SCHEDULE 4.18 accurately and completely lists all agreements, instruments or other document to which a Borrower is a party relating to the payment of Fees to a Borrower ("MATERIAL AGREEMENTS"). All Material Agreements by their respective terms do not prohibit the Borrower party thereto to collaterally assign such Material Agreements, the proceeds thereof and the general intangibles related thereto to the Lender as security for the Obligations, subject to applicable law. Each of the Material Agreements listed on SCHEDULE 4.18 is in full force and effect and constitutes the legally valid and binding obligation of the Borrower identified with it thereon and, to the Borrowers' knowledge, of the other parties thereto, enforceable against each of them in accordance with its respective terms. No Borrower is in violation under any Material Agreements, where such violations in the aggregate could be likely to have a Material Adverse Effect. To the knowledge of the Borrowers, except as disclosed in SCHEDULE 4.18, no third party to any Material Agreement is in material violation thereof to the extent that such violations in the aggregate could be likely to have a Material Adverse Effect.


         SECTION 5.     AFFIRMATIVE COVENANTS.

         Each Borrower hereby agrees, so long as the Commitment remains in effect, or the Revolving Note, any Letter of Credit or any other portion of the Obligations remains outstanding, it will and will cause each of its Subsidiaries to:

         5.1      FINANCIAL STATEMENTS. Furnish to the Lender:

         (a) within 90 days after the end of each fiscal year of FMC, a copy of the audited consolidated balance sheet of FMC and its Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants reasonably acceptable to the Lender in the exercise of its sole and reasonable discretion (the "ACCOUNTANTS"); together with a management letter, if any, with respect to such fiscal year and other written reports for such Persons prepared by such Accountants;

         (b) not later than 45 days after the end of each fiscal quarter of FMC, the unaudited consolidated balance sheet of FMC and its Subsidiaries as at the end of such quarter and the related unaudited statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail on the accrual basis of accounting used for income tax reporting purposes, applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). During the continuance of any Event of Default and upon the request of the Lender, all financial statements required to be furnished pursuant to this
Section 5.1 shall be prepared in accordance with GAAP.

         5.2      CERTIFICATES; OTHER INFORMATION. Furnish to the Lender:

         (a) concurrently with the delivery of any financial statements pursuant to Section 5.1(a) and (b), (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrowers with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of FMC, as the case may be;

         (b)      no later than 10 days after the end of each calendar month,
(i) a Borrowing Base Certificate, (ii) a schedule of Up-Front Structuring Advisory Fees received by FMC during such calendar month and (iii) such other information concerning Structuring Advisory Fees, Administration Fees and Servicing Fees as the Lender may reasonably require from time to time;

         (c) promptly upon filing any registration statement or listing application (or any supplement or amendment to any registration statement or listing application) with the Securities and Exchange Commission or any successor agency or with any stock exchange or with the National Association of Securities Dealers quotation system, a copy of the same;

         (d) if any Borrower becomes a publicly-traded company, a copy of each periodic or current report of such Borrower filed with the Securities and Exchange Commission or any successor agency, of each press release or other communication disseminated to the public generally, and of each annual report, proxy statement and other communication sent by such Borrower to shareholders or other security holders generally, such copy to be provided to the Lender promptly upon such filing with the Securities and Exchange Commission, such public dissemination or such communication with shareholders or security holders, as the case may be; and

         (e) promptly, such additional financial and other information as the Lender may from time to time reasonably request.

         5.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with the accrual basis of accounting used for income tax reporting purposes with respect thereto have been provided on the books of any Borrower or such Borrower's Subsidiaries, as the case may be.

         5.4 MAINTENANCE OF EXISTENCE; COMPLIANCE. (a) (i) Preserve, renew and keep in full force and effect its corporate, partnership or limited liability company existence, as applicable on the date hereof, and (ii) take all reasonable action to maintain all rights, licenses, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause
(ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Material Agreements to ensure no material interruption in cash flow which would reasonably be expected to result in a Material Adverse Effect; (c) comply with all Legal Requirements except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (d) maintain all of its principal depository and operating accounts with the Lender, and (e) continue to engage in business of the same general type as now conducted by it.

         5.5      MAINTENANCE OF PROPERTY; INSURANCE.

         (a) Keep all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

         (b) Maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business. Keep all of its insurable properties now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses and to the extent reasonably required by the Lender; maintain public liability, professional liability, business interruption and workers' compensation insurance insuring each Borrower thereof to the extent customary with respect to companies conducting similar businesses, all by financially sound and reputable insurers and, upon request, furnish to the Lender reasonably satisfactory evidence of the same.

         5.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and account in which full, true and correct entries in conformity with the accrual basis of accounting used for income tax reporting purposes and all Legal Requirements shall be made of all material dealings and transactions in relation to its business and activities. Permit representatives of the Lender, at the Borrowers' joint and several reasonable expense, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time (and upon reasonable notice unless an Event of Default exists) and as often as may reasonably be desired, but not more often than one time in each calendar year unless an Event of Default has occurred and is continuing, and to discuss the business, operations, properties and financial and other condition of the Borrowers and their respective Subsidiaries with officers and employees thereof and with the Accountants.

         5.7      NOTICES.  Promptly give notice to the Lender of:

         (a)      the occurrence of any Default or Event of Default;

         (b) any default or event of default under any (i) Material Agreement of any Borrower or any of the Borrowers' Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between any Borrower or any of the Borrowers' Subsidiaries and any Governmental Authority, that in the case of either clause (i) or (ii), if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

         (c) the following events, as soon as possible and in any event within 30 days after any Responsible Officer knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a material failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Plan Insolvency of, any Multiemployer Plan or
(ii) the institution of proceedings or the taking of any other action by the PBGC or any Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Plan Insolvency of, any Plan; and

         (d) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrowers or the relevant Subsidiary proposes to take with respect thereto.

         5.8 ACCOUNTS. Maintain with the Lender its principal depository, operating and cash management accounts; provided, however, that the Borrowers shall be permitted to (i) maintain the investment accounts set forth on SCHEDULE
6.7 and (ii) establish one or more investment accounts for the purpose of investing any proceeds received from the issuance of any Equity Interests of FMC.

         5.9 ADDITIONAL COLLATERAL, ETC. With respect to Collateral acquired after the Closing Date by any Borrower as to which the Lender does not have a perfected Lien, promptly (i) execute and deliver to the Lender such amendments to this Agreement or such other documents as the Lender deems necessary or advisable to grant to the Lender a security interest in such property and (ii) take all actions necessary or advisable to grant to the Lender a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by this Agreement, by law, or as may be requested by the Lender.

         5.10 RATINGS. Cause the Trusts to maintain ratings for their respective senior notes of AAA by S&P and Aaa by Moody's.

         SECTION 6.     FINANCIAL COVENANTS AND NEGATIVE COVENANTS.

         Each Borrower hereby agrees, so long as any Commitment remains in effect or the Revolving Note, any Letter of Credit or any other portion of the Obligations remains outstanding, such Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

         6.1      FINANCIAL CONDITION COVENANTS.

         (a) DEBT SERVICE COVERAGE RATIO. Permit the Debt Service Coverage Ratio at each March 31, June 30, September 30 and December 31, and for the Reference Period then ended to be less than 1.50:1.00.

         (b) LEVERAGE RATIO. Permit the ratio of Total Debt at any March 31, June 30, September 30 and December 31 fiscal quarter end to Consolidated Tangible Net Worth at such date to be greater than 1.15:1.00

         (c) CONSOLIDATED TANGIBLE NET WORTH. Permit Consolidated Tangible Net Worth (i) at any time from and after the Closing Date through June 30, 2004 to be less than $40,000,000, and (ii) at any time thereafter to be less than the sum of (a) 100% of Consolidated Tangible Net Worth with respect to the fiscal year most recently ended, PLUS (b) 85% of Consolidated Net Income for the fiscal year most recently ended (without any reduction for losses).

         (d) UP-FRONT STRUCTURING ADVISORY FEES. For each Reference Period ending June 30, 2003, September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004, permit Up-Front Structuring Advisory Fees received by FMC to be less than $25,000,000. For any Reference Period ending after June 30, 2004, permit Up-Front Structuring Advisory Fees received by FMC to be less than $30,000,000.

         6.2 INDEBTEDNESS. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

         (a)      Indebtedness of any Borrower pursuant to any Loan Document;

         (b) Guarantee Obligations incurred in the ordinary course of business by any Borrower;

         (c) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.3(e) in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding;

         (d)      Indebtedness of any Borrower under any Rate Hedging Agreement;
and

         (e)      Other Indebtedness (not described in any of the clauses
(a) - (d) above) existing at the Closing Date, but only to the extent listed on
SCHEDULE 6.2.

         6.3 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for:

         (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on its books in conformity with the accrual basis of accounting used for income tax reporting purposes;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

         (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

         (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (e) Liens securing Indebtedness of any Borrower or any of the Borrowers' Subsidiaries incurred pursuant to Section 6.2(c) to finance the acquisition of new equipment, PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition of such new equipment, (ii) such Liens do not at any time encumber any property other than the equipment financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

         (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, do not in any case materially detract from the value of the property subject thereto or materially interfere in the ordinary course of the business of any Borrower or any of its Subsidiaries;

         (g) judgment liens that shall not have been in existence for a period longer than 60 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 60 days after the expiration of such stay;

         (h)      Liens in favor of the Lender; and

         (i) other Liens (not described in any of clauses (a)-(h) above) existing at the Closing Date, but only to the extent listed on SCHEDULE 6.3.

         6.4 FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or sell, transfer or otherwise dispose of, all or substantially all of its property or business, except that: (a) any Subsidiary of any Borrower may be merged or consolidated with or into any Borrower (PROVIDED that the applicable Borrower shall be the continuing or surviving corporation); and (b) any Subsidiary of any Borrower may sell, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to such Borrower.

         6.5 DISPOSITION OF ASSETS OR PROPERTY. Sell, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Equity Interests to any Person, except:

         (a) the Disposition of obsolete or worn out isolated items of equipment in the ordinary course of business;

         (b)      Dispositions permitted by Section 6.4(b); and

         (c) the sale or issuance of any Subsidiary's Equity Interests to any Borrower or any other Subsidiary of a Borrower.

         6.6 RESTRICTED PAYMENTS. Directly or indirectly declare, order, pay or make any Distribution or set aside any sum or property therefor; PROVIDED, so long as no Default has occurred and is continuing, or would occur as a result of such a payment (after giving effect thereto both on the date proposed therefor and, on a pro forma basis, as of the last day of the most recently ended fiscal quarter for which financial statements have been provided to the Lender), the Borrowers may pay Distributions to their respective equityholders.

         6.7 INVESTMENTS. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Equity Interests, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "INVESTMENTS"), except:

         (a) extensions of trade credit by any Borrower and the Borrowers' Subsidiaries in the ordinary course of business;

         (b)      investments in Cash Equivalents;

         (c)      Guarantee Obligations permitted by Section 6.2;

         (d)      existing Investments as listed on SCHEDULE 6.7;

         (e) investments by any of the Borrower's Subsidiaries in any Borrower or in any other Subsidiary of a Borrower;

         (f) investments made pursuant to investment guidelines established by such Borrower's boards of directors, such guidelines being reasonably acceptable to the Lender; and

         (g) loans to employees of the Borrowers in an aggregate amount not to exceed $250,000 at any one time outstanding.

         6.8 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement or (b) in the ordinary course of business of the applicable Borrower or such Subsidiary, as the case may be, and upon fair and reasonable terms no less favorable to the applicable Borrower than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

         6.9 CHANGES IN FISCAL PERIODS. Permit the fiscal year of the Borrowers to end on a day other than June 30 or change the Borrowers' method of determining fiscal quarters.

         6.10 NEGATIVE PLEDGE CLAUSES. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

         6.11 LINES OF BUSINESS. As to each Borrower and its Subsidiaries, enter into any business, either directly or through any Subsidiary, except for those businesses in which each Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

         6.12 AMENDMENT OF CERTAIN AGREEMENTS. Amend or modify any Material Agreement (to the extent it causes a Material Adverse Effect). Permit or suffer any amendment of its Organizational Documents which could have a Material Adverse Effect (it being expressly agreed that the inclusion in any such Organizational Documents of any provision similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code is prohibited under this Section).

         6.13 USE OF PROCEEDS. No portion of the proceeds of any Revolving Loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         SECTION 7.     EVENTS OF DEFAULT.

         If any of the following events (each, an "EVENT OF DEFAULT") shall occur and be continuing:

         (a) any Borrower shall fail to (i) pay any principal of the Revolving Loan or Reimbursement Obligation on the date such principal or Reimbursement Obligation becomes due in accordance with the terms hereof; (ii) pay any interest on the Revolving Loan within five (5) days after the date when the same is due and payable; or (iii) pay any other amount payable hereunder or under any other Loan Document within fifteen (15) days after any such other amount becomes due in accordance with the terms hereof; or

         (b) any material representation or warranty made or deemed made by any Borrower herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

         (c)      any Borrower shall default in the observance or performance of
Section 6 (other than Section 6.7) of this Agreement; or

         (d)      any Borrower shall default in the observance or performance of
Section 2.3, Section 5.1, Section 5.4(a)(i) or Section 5.9 of this Agreement, and such defaults shall continue unremedied for a period of 7 days after the earlier of actual knowledge thereof by any Responsible Officer of a Borrower or notice to the Borrowers from the Lender; or

         (e) any Borrower shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document or in any Rate Hedging Agreement (other than as provided in paragraphs (a) through (e) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of actual knowledge thereof by any Responsible Officer of a Borrower or notice to the Borrowers from the Lender; or

         (f) any Borrower shall (i) default in making any payment of any principal of any Indebtedness (excluding the Revolving Loans and L/C Obligations) on any scheduled installment date or original due date with respect thereto beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, and such default has not been waived; or (ii) default in making any payment of any interest on any Indebtedness (excluding the Revolving Loans and L/C Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created and such default has not been waived; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable and such default has not been waived; provided, that a default, event or condition described in clause
(i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $1,000,000; or

         (g) (i) any Borrower or any Subsidiary of any Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower or any Subsidiary of any Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower or any Subsidiary of any Borrower any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or (iii) there shall be commenced against any Borrower or any Subsidiary of any Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or (iv) any Borrower or any Subsidiary of any Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower or any Subsidiary of any Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (h) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA or (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the Plan Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, will have a Material Adverse Effect; or

         (i) one or more judgments or decrees shall be entered against any Borrower or any Subsidiary of any Borrower involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof, or

         (j) Section 2 of this Agreement shall cease, for any reason, to be in full force and effect, or any Borrower shall so assert, or any Lien created by this Agreement shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

         (k)      a Change in Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) above with respect to any Borrower, automatically the Commitment shall immediately terminate and the Revolving Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, any or all of the following actions may be taken: (i) the Lender may, by notice to the Borrowers declare the Commitment to be terminated forthwith, whereupon the Commitment shall immediately terminate; (ii) the Lender may, by notice to the Borrowers, declare the Revolving Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable and/or (iii) exercise all rights and remedies hereunder, under the Revolving Note and under each and any other agreement with the Lender and exercise all other rights and remedies which the Lender may have under applicable law or equity including, without limitation, in any jurisdiction where enforcement hereof is sought, the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrowers shall at such time deposit in a cash collateral account opened by the Lender an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Each Borrower hereby grants to the Lender a security interest in such cash collateral to secure all obligations of such Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Lender to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of each Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers (or such other Person as may be lawfully entitled thereto). Each Borrower shall execute and deliver to the Lender such further documents and instruments as the Lender may request to evidence the creation and perfection of the within security interest in the cash collateral account. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by each Borrower.

         SECTION 8.     MISCELLANEOUS.

         8.1 AMENDMENTS AND WAIVERS. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 8.1. The Lender and each Borrower party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lender or of the Borrowers hereunder or thereunder or (b) waive, on such terms and conditions the Lender may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrowers, the Lender and all future holders of the Revolving Loans. In the case of any waiver, the Borrowers and the Lender shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         8.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrowers and the Lender, or to such other address as may be hereafter notified by the respective parties hereto:

         The Borrowers:                 c/o The First Marblehead Corporation
                                        30 Little Harbor
                                        Marblehead, MA  01945
                                        Attn:  Donald R. Peck
                                        Telecopy:  (781) 639-4583
                                        Telephone:  (781) 639-2000

         with a copy to:                Hale and Dorr LLP
                                        60 State Street
                                        Boston, MA  02109
                                        Attn:  Peter B. Tarr, Esq.
                                        Telecopy:  (617) 526-5000
                                        Telephone:  (617) 526-6000

         The Lender:                    Fleet National Bank
                                        Mail Stop:  MA DE 10007G
                                        100 Federal Street
                                        Boston, MA  02110
                                        Attention: John F. Lynch
                                        Telecopy: (617) 434-4618
                                        Telephone: (617) 434-4896

PROVIDED that any notice, request or demand to or upon the Lender shall not be effective until received.

         8.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         8.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Revolving Loans and other extensions of credit hereunder.

         8.5 PAYMENT OF EXPENSES AND TAXES. Each Borrower agrees (a) on demand, to pay or reimburse the Lender for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of counsel to the Lender and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrowers prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a monthly basis or such other periodic basis as the Lender shall deem appropriate, (b) on demand, to pay or reimburse the Lender for all of its reasonable costs and expenses incurred in connection with waiver or amendment of any Loan Document and the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the reasonable and documented fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel, accounting, consulting, brokerage, or similar professional fees and expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Revolving Loans or any Collateral) to the Lender, (c) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Lender and its officers, directors, employees, affiliates, agents and controlling persons (each, an "INDEMNITEE") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, and any such other documents, including any of the foregoing relating to the use of proceeds of the Revolving Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Borrower any of its Subsidiaries and the reasonable and documented fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Borrower under any Loan Document (all the foregoing in this clause (d), collectively, the "INDEMNIFIED LIABILITIES"), PROVIDED, that no Borrower shall have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, each Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee, unless such claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. All amounts due under this Section 8.5 shall be payable upon the date hereof and, thereafter, 10 days after written demand therefor. Statements payable by the Borrowers pursuant to this Section 8.5 shall be submitted at the address of the Borrowers set forth in Section 8.2, or to such other Person or address as may be hereafter designated by the Borrowers in a written notice to the Lender. The agreements in this Section 8.5 shall survive repayment of the Revolving Loans and all other amounts payable hereunder.

         8.6      SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.

         (a) This Agreement shall be binding upon and inure to the benefit of each Borrower, the Lender, all future holders of the Revolving Loans and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

         (b) The Lender may, without the consent of any Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "PARTICIPANT") participating interests in any Revolving Loan owing to the Lender, any Commitment or any other interest of the Lender hereunder and under the other Loan Documents. In the event of any such sale by the Lender of a participating interest to a Participant, the Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the holder of any such Revolving Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Revolving Loans or any fees payable hereunder, or postpone the date of the final maturity of the Revolving Loans, in each case to the extent subject to such participation. Each Borrower agrees that if amounts outstanding under this Agreement and the Revolving Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lender the proceeds thereof as provided in Section 8.7(a) as fully as if it were a lender hereunder. Each Borrower also agrees that each Participant shall be entitled to the benefits of Sections 1.12, 1.13 and 1.14 with respect to its participation in the Commitments and the Revolving Loans outstanding from time to time as if it was a lender; PROVIDED that, in the case of Section 1.13, such Participant shall have complied with the requirements of Sections 1.12, 1.13 and 1.14 and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the Lender would have been entitled to receive in respect of the amount of the participation transferred by the Lender to such Participant had no such transfer occurred; PROVIDED, FURTHER, that so long as no Event Default has occurred and is continuing, the Borrowers shall have the right to object to any Participant, the inclusion of which entity would cause a material increase in the costs to the Borrowers pursuant to Section 1.13.

         (c) The Lender (the "ASSIGNOR") shall have the right at any time or from time to time to assign all or any portion of its rights or obligations under this Agreement to one or more banks or other financial institutions (each, an "ASSIGNEE"), and the Borrowers agree that they each shall execute, or cause to be executed, such documents, including, without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as the Lender shall deem reasonably necessary to effect the foregoing. In addition, at the request of the Lender and any such Assignee, the Borrowers shall jointly and severally issue one or more new promissory notes, as applicable, to any such Assignee and, if the Lender has retained any of its rights and obligations hereunder following such assignment, to the Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory notes held by the Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Lender after giving effect of such assignment; PROVIDED, that no such assignment shall occur, unless to an Affiliate of the Lender, without the prior written consent of the Borrowers (which consent of the Borrowers shall not be unreasonably withheld or delayed and which consent shall not be required if an Event of Default shall have occurred and be continuing; PROVIDED, FURTHER, that the Borrowers shall be deemed to have consented to any such assignment in the event the Borrowers have not provided the Bank with a written objection (specifying the grounds therefor) to any such assignment within five (5) Business Days after the Lender has provided written notice to the Borrowers as to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and other documentation required by the Lender in connection with such assignment, and the payment by the

Assignee of the purchase price agreed to by the Lender and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Lender hereunder (and under any and all other guarantees, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Lender pursuant to the assignment documentation between the Lender and such Assignee, and the Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. Subject to Section 8.17 of this Agreement, the Lender may furnish any information concerning the Borrowers in possession of the Lender from time to time to perspective Assignees, provided that the Lender shall require any such perspective Assignees to agree in writing to maintain the confidentiality of such information.

         (d) For avoidance of doubt, the parties to this Agreement acknowledge that the Lender may at any time pledge all or any portion of its rights under the Loan Documents (including any portion of the Revolving Note) to any of the 12 Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the Lender from its obligations under any of the Loan Documents.

         (e) Each Borrower, upon receipt of written notice from the Lender in compliance with this Section 8.6, agrees to issue Revolving Notes to the Lender to facilitate transactions of the type described in paragraph (c) above.

         8.7 SET-OFF. Each Borrower hereby grants to the Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of FleetBoston Financial Corporation and its successors and assigns or in transit to any of them. At any time after an Event of Default, without demand or notice (any such notice being expressly waived by each Borrower), the Lender may setoff the same or any part thereof and apply the same to any liability or obligation of such Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Revolving Loans. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE REVOLVING LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         8.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         8.9 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.10 INTEGRATION. This Agreement is intended by the parties hereto as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understanding, whether oral or written, are deemed to be superseded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement.

         8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         8.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Borrower hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or the conduct of any party with respect thereto, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of The Commonwealth of Massachusetts, the courts of the United States for the District of Massachusetts, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid to the Borrowers at their address set forth in Section 8.2 or at such other address of which the Lender shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13     ACKNOWLEDGMENTS. Each Borrower hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

         (b) the Lender has no fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender, on one hand, and each Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby between each Borrower and the Lender.

         8.14 LOST NOTES. Upon receipt of an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of the Revolving Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of the Revolving Note or other security document, each Borrower will issue, in lieu thereof, a replacement Revolving Note or other security document in the same principal amount thereof and otherwise of like tenor.

         8.15 WAIVERS OF JURY TRIAL. EACH OF THE BORROWERS AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE REVOLVING LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND MAKE THE REVOLVING LOANS.

         8.16 USURY. If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Lender as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Revolving Loans evidenced by the Revolving Note, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Lender to any Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Revolving Note shall be governed by such new law as of its effective date.

         8.17.    CONFIDENTIALITY.

         (a) The Lender agrees, on behalf of itself and each of its Affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lender, PROVIDED that nothing herein shall limit the disclosure of any such information (i) after such information shall have become public other than through a violation of this Section 8.17, or becomes available to the Lender on a nonconfidential basis from a source other than the Borrowers, (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel for the Lender, (iv) to bank examiners or any other regulatory authority having jurisdiction over the Lender, or to auditors or accountants, (v) in connection with any litigation to which the Lender or any Affiliate of the Lender is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (vi) to any Affiliate of the Lender in connection with this Agreement so long as such Person is bound by the provisions of this Section 8.17, (vii) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 8.17 or (viii) with the consent of the Borrower.

         (b) Unless specifically prohibited by applicable law or court order, the Lender shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of the Lender by such governmental agency) or pursuant to legal process.

         (c) The obligations of the Lender under this Section 8.17 shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Revolving Loans or Reimbursement Obligations from the Lender.

         (d) Notwithstanding the foregoing, effective from the date of commencement of discussions concerning this Agreement, each party and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this Agreement and all materials of any kind, including opinions or other tax analyses, that have been provided to it by any other party relating to such tax treatment and tax structure; PROVIDED that, with respect to any document or similar item that, in either case, contains information concerning the tax treatment or tax structure of this Agreement as well as other information, this paragraph shall only apply to such portions of the document or similar items that relate to the tax treatment or tax structure of this Agreement. For purposes of this paragraph, the "tax treatment" of this Agreement means the purported or claimed United States Federal income tax treatment of this Agreement and the "tax structure" of this Agreement means any fact that may be relevant to understanding the purported or claimed United States Federal income tax treatment of this Agreement. Each of the parties hereto agrees that if it makes any disclosure of any information relating to the Borrowers and their Subsidiaries pursuant to this paragraph that, but for this paragraph, would have been prohibited by this Section 8.17, such party shall, promptly following such disclosure, to the extent permitted by applicable law, notify the Borrowers of such disclosure and the information so disclosed.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        THE FIRST MARBLEHEAD CORPORATION


                                        By:  /s/ Donald R. Peck
                                             -----------------------------------
                                             Name:  Donald R. Peck
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        FIRST MARBLEHEAD DATA SERVICES, INC.


                                        By:  /s/ Bruce Lefenfeld
                                             -----------------------------------
                                             Name:  Bruce Lefenfeld
                                             Title: President


                                        FIRST MARBLEHEAD EDUCATION
                                        RESOURCES, INC.


                                        By:  /s/ Bruce Lefenfeld
                                             -----------------------------------
                                             Name:  Bruce Lefenfeld
                                             Title: Treasurer

                                        GATE HOLDINGS, INC.


                                        By:  /s/ Donald R. Peck
                                             -----------------------------------
                                             Name:  Donald R. Peck
                                             Title: Treasurer

                                        TERI MARKETING SERVICES, INC.


                                        By:  /s/ Bruce Lefenfeld
                                             -----------------------------------
                                             Name:  Bruce Lefenfeld
                                             Title:   Treasurer

                                        FLEET NATIONAL BANK


                                        By:  /s/ John F. Lynch
                                             -----------------------------------
                                             Name:  John F. Lynch
                                             Title: Senior Vice President

                                   SCHEDULE 1

                                   DEFINITIONS


         As used herein, the terms listed in this Schedule 1 shall have the meanings assigned to them in this Schedule 1.

         "ACCOUNTANTS": see Section 5.1.

         "ADJUSTMENT DATE": see definition of "Applicable Margin".

         "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 30% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "AGREEMENT": this Agreement, as amended, supplemented or otherwise modified from time to time.

         "ALTERNATE BASE RATE": the greater of: (A) (i) the sum of one-half of one percent (0.50%) per annum, PLUS (ii) the Federal Funds Effective Rate, or
(B) the Prime Rate as in effect from time to time.

         "APPLICABLE MARGIN": (i) from and after the date hereof until the first Adjustment Date identified below, the Applicable Margin for Prime Rate Loans shall be 0.25% and the Applicable Margin for LIBOR Loans shall be 2.50%.

         (ii) after the Lender receives the quarterly financial statements required by Section 5.1(b) and the Compliance Certificate required by Section 5.2(a) (beginning with the financial statements for the fiscal quarter ending September 30, 2003), effective as of the first day after the end of the last fiscal quarter included in such quarterly financial statements (each, an "ADJUSTMENT DATE"), subject to the provisions of paragraphs (i) above and (iii) below, the Applicable Margin shall be determined from the Pricing Grid attached hereto as SCHEDULE 1.1(A) based upon the ratio of Consolidated Total Debt at any date to Consolidated Tangible Net Worth as of such Adjustment Date.

         (iii) No downward adjustment of the Applicable Margin hereunder shall be permitted if a Default exists at the time of such proposed downward adjustment.

         "ASSIGNEE": as defined in Section 8.6(c).

         "ASSIGNOR": as defined in Section 8.6(c).

         "AVAILABLE COMMITMENT": at any time, the lesser of (A) the Revolving Commitment MINUS the L/C Obligations then outstanding or (B) the Borrowing Base MINUS the L/C Obligations then outstanding.

         "BORROWER(S)": as defined in the Preamble hereto.

         "BORROWING BASE": an amount equal to 25% of Fees Receivable.

         "BORROWING BASE CERTIFICATE": a certificate signed by a Responsible Offer of FMC setting forth the components of the Borrowing Base, in form and substance reasonably satisfactory to the Lender.

         "BORROWING DATE": the Business Day specified by the Borrowers as a date on which the Borrowers request the Lender to make Revolving Loans hereunder.

         "BORROWING NOTICE": see Section 1.2.

         "BUSINESS DAY": shall mean (a) any day which is neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston; (b) when such term is used to describe a day on which a borrowing, payment, prepaying, or repaying is to be made in respect of any LIBOR Loan, any day which is: (i) neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City; and (ii) a London Banking Day; and (c) when such term is used to describe a day on which an interest rate determination is to be made in respect of any LIBOR Loan, any day which is a London Banking Day.

         "CAPITAL EXPENDITURES": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries during such period for the acquisition, rental, lease, purchase, construction, replacement, repair or use of any property, the value of which should be capitalized under the accrual basis of accounting used for income tax reporting purposes on a consolidated balance sheet of such Person and its Subsidiaries (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period).

         "CAPITAL LEASE OBLIGATIONS": as to any Person, the obligations of such Person or any of its Subsidiaries to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under the accrual basis of accounting used for income tax reporting purposes. For purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with the accrual basis of accounting used for income tax reporting purposes.

         "CASH EQUIVALENTS": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by the Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("MOODY'S"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of the Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by the Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "CHANGE OF CONTROL": for any reason (a) FMC shall cease to own of record and beneficially, free and clear of all Liens, 100% of the issued and outstanding Equity Interests of its Subsidiaries existing on the Closing Date or
(b) the board of directors of a Borrower shall cease to consist of directors who were on such board of directors as a director on the Closing Date, and each other director whose election by the board of directors of such Borrower or whose nomination for election by the stockholders of such Borrower were approved by a vote of at least a majority of directors who were either directors of such Borrower on the Closing Date or whose election or nomination for election was previously approved by such directors.

         "CLOSING CERTIFICATE": see Section 3.1.

         "CLOSING DATE": the date on which the conditions precedent set forth in
Section 3.1 shall have been satisfied.

         "CODE": the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERAL": see Section 2.1.

         "COMMITMENT PERIOD": the period from and including the Closing Date to, but not including the Revolver Expiration Date, or such earlier date on which the Revolving Commitment shall terminate as provided herein.

         "COMMONLY CONTROLLED ENTITY": as to any Person, an entity, whether or not incorporated, that is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group that includes such Person and that is treated as a single employer under Section 414 of the Code.

         "COMPLIANCE CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of EXHIBIT F.

         "CONSOLIDATED CASH FLOW": as to the Borrowers and their Subsidiaries for any period, without duplication, (a) Consolidated EBITDA for such period, MINUS (b) the cash taxes of the Borrowers and their Subsidiaries for such period, MINUS (c) the Distributions made by the Borrowers during such period, MINUS (d) the aggregate amount of Capital Expenditures of the Borrowers and their Subsidiaries for such period; in each case determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED DEBT SERVICE COVERAGE RATIO" at any date as to the Borrowers and their Subsidiaries, the ratio of (a) Consolidated Cash Flow to (b) Consolidated Total Debt Service, each for the most recently ended Reference Period or other applicable fiscal period.

         "CONSOLIDATED EBITDA": as to the Borrowers and their Subsidiaries for any period, Consolidated Net Income for such period, PLUS, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) the consolidated income tax expense of the Borrowers and their Subsidiaries, (b) Consolidated Interest Expense for such period and (c) the consolidated depreciation and amortization expense of the Borrowers and their Subsidiaries, all as determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INTEREST EXPENSE": for any period as to the Borrowers and their Subsidiaries, the consolidated aggregate amount (determined on a consolidated basis in accordance with GAAP) of interest, commitment fees, letter of credit fees, and net payments under Rate Hedging Agreements accrued (whether such interest is reflected as an item of expense or capitalized) during such period (including without limitation the interest component of Capital Lease Obligations and Letter of Credit Fees) in respect of all Indebtedness of the Borrowers and their Subsidiaries for such period.

         "CONSOLIDATED NET INCOME": for any period as to the Borrowers and their Subsidiaries, the consolidated the net income (or loss) of the Borrowers and their Subsidiaries, after eliminating therefrom income relating to minority interests (except to the extent that any such income is actually received by the Borrowers and their Subsidiaries in the form of dividends or similar distributions), in each case determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED TANGIBLE NET WORTH": at any date, (a) the consolidated total assets of the Borrowers and their Subsidiaries (excluding (i) the total intangible assets of the Borrowers and their Subsidiaries, (ii) any minority interests in Subsidiaries and (iii) any loans due from any Affiliate, officer or employee of any Borrower or any such Subsidiary) MINUS (b) total liabilities of the Borrowers and their Subsidiaries, all as determined on a consolidated basis in accordance with GAAP. Total intangible assets shall be deemed to include, but shall not be limited to, goodwill, the excess of cost over book value of acquired businesses accounted for by the purchase method, formulae, trademarks, trade names, patents, patent rights and deferred expenses (including, but not limited to, unamortized debt discount and expense, organizational expense, capitalized software costs and experimental and development expenses).

         "CONSOLIDATED TOTAL DEBT": at any date, without duplication, the consolidated aggregate principal amount of all Indebtedness of the Borrowers and their Subsidiaries at such date (to the extent described in clauses (a)-(d), (g) and (h) of the definition of "Indebtedness"), determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED TOTAL DEBT SERVICE": as to the Borrowers and their Subsidiaries for any period, without duplication, the sum of (a) the consolidated cash portion of Consolidated Interest Expense for such period and
(b) the consolidated aggregate amount (determined on a consolidated basis in accordance with GAAP) of principal and premium, if any, paid or required to be paid during such period with respect to all outstanding Indebtedness of the Borrowers and their Subsidiaries (other than Guarantee Obligations) (determined on a consolidated basis in accordance with GAAP).

         "DEFAULT": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "DISPOSITION": any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition of property or a series of any such related Dispositions of property.

         "DISTRIBUTION": as to any Person, any direct or indirect: (a) declaration or payment of any dividend on or in respect of any Equity Interests of such Person; (b) redemption, purchase or other retirement or acquisition of any Equity Interests of such Person, through a Subsidiary of such Person or otherwise; (c) return of capital by such Person to its shareholders or other equityholders as such; or (d) other distribution on or in respect of any Equity Interests of such Person.

         "DOLLARS" and "$": dollars in lawful currency of the United States.

         "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Legal Requirements regulating, relating to or imposing liability or standards of conduct concerning protection of the environment, as now or may at any time hereafter be in effect.

         "EQUITY INTERESTS": any and all shares, interests, participations or other equivalents (however designated) of capital stock, partnership interests, member interests and any and all equivalent ownership interests in a Person, and any and all warrants, rights or options to purchase any of the foregoing, other than equity interests or warrants, right or options issued in connection with exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement.

         "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EVENT OF DEFAULT": any of the events specified in Section 7, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "FEDERAL FUNDS EFFECTIVE RATE": for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three Federal funds brokers of recognized standing selected by the Lender.

         "FEES": Structuring Advisory Fees (including Residual Fees) and Servicing Fees.

         "FEES RECEIVABLE": the present value of Fees expected to be collected by the Borrowers, determined in accordance with GAAP.

         "GAAP": generally accepted accounting principles in the United States as in effect from time to time consistently applied; PROVIDED, that for purposes of determining compliance with Section 6.1 of this Agreement, GAAP means generally accepted accounting principles as in effect in the United States on the Closing Date.

         "GOVERNMENTAL AUTHORITY": any nation or government, or any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

         "GUARANTEE OBLIGATION": with respect to any Person, (a) any guarantee by such specified Person of the payment or performance of, or any contingent obligation of such Person in respect of any Indebtedness or other obligation of any primary obligor, (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of such Person including any binding "comfort letter" or "make well agreement" written by such Person to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof, or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor, (c) any liability of such Person as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership, (d) any liability of such Person as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture, and (e) any liability of such Person with respect to the tax liability of others as a member of a group (other than a group consisting solely of the Borrower and its Subsidiaries) that is consolidated for tax purposes, and (f) reimbursement obligations, whether contingent or matured, of such Person with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Rate Hedging Agreements; in each case whether or not any of the foregoing are reflected on the balance sheet of such Person or in a footnote thereto; PROVIDED, HOWEVER, that the term "GUARANTEE OBLIGATION" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee Obligation and the amount of Indebtedness resulting from such Guarantee Obligation shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

         "HAZARDOUS MATERIALS": (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and polychlorinated biphenyls, (b) any chemicals or other materials or substances or wastes that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law, and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "INDEBTEDNESS": of any Person at any date, all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with the accrual basis of accounting used for income tax reporting purposes, are required to be classified as liabilities on a balance sheet, but in any event including (without duplication) (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind; (b) indebtedness of such Person evidenced by notes, debentures, bonds or similar instruments; (c) all Capital Lease Obligations of such Person; (d) all liabilities of others secured by any Lien (whether existing or contingent) on property owned or acquired by such Person, whether or not the liability secured thereby shall have been assumed; (e) all obligations of such Person issued or assumed as the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (excluding trade accounts payable and accrued expenses arising in the ordinary course of business and payable in accordance with customary practices for businesses comparable to such Person's business); (f) all obligations of such Person in respect of mandatory redemption or cash dividend rights on Equity Interests; (g) all reimbursement obligations, whether contingent or matured, of such Person with respect to letters of credit, bankers acceptances, surety bonds and other financial guarantees (without duplication of other Indebtedness supported or guaranteed thereby); (h) all guarantees in respect of Indebtedness of others;
(i) all obligations relating to Securitization Transactions and sale-leaseback transactions; and (j) obligations in connection with Rate Hedging Agreements. The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is a general partner, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

         "INSOLVENCY" or "INSOLVENT": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "INITIAL FINANCIAL STATEMENTS": the audited consolidated financial statements of FMC and its Subsidiaries as at June 30, 2002 and June 30, 2001, and the unaudited consolidated balance of FMC and its Subsidiaries as at March 31, 2003 and the related consolidated statements of income and cash flow of FMC and its Subsidiaries for the nine months then ended.

         "INTELLECTUAL PROPERTY": collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "INTEREST PAYMENT DATE": (a) as to any Prime Rate Loan, the first day of each calendar month to occur while such Revolving Loan is outstanding and on the final maturity date of such Revolving Loan, (b) as to any LIBOR Loan having an Interest Period of three months or less, the last Business Day of such Interest Period, (c) as to any LIBOR Loan having an Interest Period longer than three months, each Business Day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Revolving Loan, the date of any repayment or prepayment made in respect thereof.

         "INTEREST PERIOD": as to any LIBOR Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrowers in the Borrowing Notice or Interest Rate Option Notice, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrowers by irrevocable notice to the Lender not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) the Borrowers may not select an Interest Period for the Revolving Loan that would extend beyond the Revolving Expiration Date;

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                  (iv) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

                  (vi) Interest Periods commencing on the same date for LIBOR Loans comprising part of the same advance under this Agreement shall be of the same duration; and

                  (vii) Interest Periods for LIBOR Loans in connection with which any Borrower has entered into any Rate Hedging Agreement with the Lender or any affiliate of the Lender shall be of the same duration as the relevant periods set under such Rate Hedging Agreement;

         "INTEREST RATE OPTION NOTICE": see Section 1.6.

         "INVESTMENTS": as defined in Section 6.7.

         "LENDER": Fleet National Bank, or any of its Affiliates in their capacity as issuer of any Letter of Credit.

         "L/C APPLICATION": an application, in such form as the Lender may specify from time to time, as to which the Borrowers shall reasonably agree, requesting the Lender to issue a Letter of Credit.

         "L/C COMMITMENT": $10,000,000.

         "L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 1.18.

         "LEGAL REQUIREMENT": as to any Person, the certificate of incorporation, by-laws, certificate of limited partnership, certificate of formation, partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including without limitation ERISA, Environmental Laws, environmental protection laws, storm drainage control laws, doing business and/or licensing laws, laws pertaining to franchise disclosures, zoning and subdivision laws and ordinances, and laws regarding access and facilities for disabled persons including but not limited to the federal Architectural Barriers Act, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973, and the Americans with Disabilities Act of 1990.

         "LENDER": as defined in the preamble hereto.

         "LETTER OF CREDIT FEES" see Section 1.17.

         "LETTERS OF CREDIT": as defined in Section 1.15.

         "LIBOR BASE RATE": with respect to each Interest Period for a LIBOR Loan, that rate per annum (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point) which represents the offered rate for deposits in U.S. Dollars, for a period of time comparable to such Interest Period, which appears on the British Bankers' Association Interest Settlement Rate Page, as displayed as Dow Jones Market, Page 3750, as of 11:00 a.m. (London time) on that day that is two Business Days preceding the first day of such Interest Period; provided, however, that if the rate described above does not appear on the Telerate System on any applicable interest determination date, then the LIBOR Base Rate for any Interest Period will be determined on the basis of the offered rates for deposits in U.S. Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. (London time) on that day that is two London Banking Days preceding the first day of such Interest Period, as selected by the Lender. The principal London office of each of four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time) on that day that is two London Banking Days preceding the first day of such Interest Period. In the event that the Lender is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Base Rate for the proposed Interest Period cannot be determined. The Lender shall give prompt notice to the Borrower of the LIBOR Base Rate as determined for each LIBOR Loan and such notice shall be conclusive and binding, absent manifest error.

         "LIBOR LOANS": Any Revolving Loan bearing interest at a rate determined on the basis of the LIBOR Rate.

         "LIBOR RATE": With respect to each day during each Interest Period pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula:

                                 LIBOR BASE RATE
                                 ---------------
                        1.00 - LIBOR Reserve Requirements

         "LIBOR RESERVE REQUIREMENTS": for any day of any Interest Period for a LIBOR Loan, the maximum aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal, emergency and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto issued from time to time and dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency

Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System, having a term approximately equal or comparable to such Interest Period.

         "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing), other than financing statements filed with respect to leases solely for notification purposes.

         "LOAN DOCUMENTS": this Agreement, any L/C Application, the Revolving Note, any Rate Hedging Agreement and any and all other agreements, documents and instruments executed by any Borrower in connection therewith, in each case as the same may be amended, supplemented or modified from time to time.

         "LONDON BANKING DAY": a day on which dealings in the U.S. dollar deposits are transacted in the London interbank market.

         "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, property, operations or condition (financial or otherwise) of any Borrower or, taken as a whole, each Borrower and its Subsidiaries, (b) the ability of any Borrower to perform its obligations under the Loan Documents to which it is a party, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Lender hereunder or thereunder.

         "MATERIAL AGREEMENT": as defined in Section 4.18.

         "MULTIEMPLOYER PLAN": a multiemployer plan as defined in Section 4001(a)(3) of ERISA, to which the Borrowers or any Commonly Controlled Entity has or had an obligation to contribute.

         "NON-EXCLUDED TAXES": as defined in Section 1.13(a).

         "OBLIGATIONS": the unpaid principal of and interest on (including interest accruing after the maturity of the Revolving Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Revolving Loans and all other obligations and liabilities of any Borrower to the Lender (or, in the case of obligations and liabilities under Rate Hedging Agreements, any affiliate of the Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Rate Hedging Agreement entered into with the Lender or any affiliate of the Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant hereto) or otherwise, and including, without limitation, (i) any Guarantee Obligations of any Borrower in favor of the Lender and (ii) obligations under any check cashing and automated clearing house arrangements between any Borrower and the Lender.

         "ORGANIZATIONAL DOCUMENTS": as to any Person, the articles or certificate of incorporation, by-laws, certificate of limited partnership, certificate of formation, partnership agreement, operating agreement, or other organizational or governing document of such Person.

         "PARTICIPANT": as defined in Section 8.6(b).

         "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

         "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "PLAN": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which (i) participation is limited to current or former employees of any Borrower or a Commonly Controlled Entity and (ii) any Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" defined in Section 3(5) of ERISA.

         "PLAN INSOLVENCY" or "INSOLVENT PLAN": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "POST-DEFAULT RATE": means (a) in respect of any Revolving Loans at a rate per annum equal to: (i) if such Revolving Loans are Prime Rate Loans, 2% above the Prime Rate, or (ii) if such Revolving Loans are LIBOR Loans, 2% above the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the earlier of (A) such Event of Default being cured or waived or (B) the end of the then current Interest Period therefor and, thereafter, 2% above the Prime Rate; and (b) in respect of Reimbursement Obligations and other amounts payable under the Loan Documents not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such other amounts are paid in full equal to 2% above the Prime Rate.

         "PRIME RATE": The variable rate per annum of interest designated from time to time by the Lender as its Prime Rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate of interest being charged by the Lender to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

         "PRIME RATE LOANS": Any Revolving Loans bearing interest at a rate determined on the basis of the Alternate Base Rate.

         "RATE HEDGING AGREEMENTS": all interest rate swaps, caps or collar agreements or similar arrangements providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "REFERENCE PERIOD": any period of four consecutive fiscal quarters of the Borrowers.

         "REGULATION U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "REIMBURSEMENT OBLIGATION": the obligation of each Borrower to reimburse the Lender pursuant to Section 1.18 for amounts drawn under Letters of Credit.

         "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "REPORTABLE EVENT": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg.
Section 4043.

         "RESIDUAL FEES": that portion of the Structuring Advisory Fees paid by a Trust to FMC or another Borrower other than Up-Front Structuring Advisory Fees.

         "RESPONSIBLE OFFICER": as to any Borrower, as applicable, the chief executive officer, president, chief financial officer or Treasurer of such Borrower, but in any event, with respect to financial matters, the chief financial officer of FMC.

         "RESTRICTED PAYMENTS": any distribution or payment of cash or property, or both, directly or indirectly (a) in respect of any Subordinated Debt or (b) to the holder of any Equity Interest in any Borrower or to any Affiliates of any such holder or any Borrower for any reason whatsoever, including without limitation, salaries, loans, debt repayment, consulting fees, management fees, expense reimbursements and dividends, distributions, put, call or redemption payments and any other payments in respect of Equity Interests and all warrants, options or other similar rights to the purchase thereof; PROVIDED, HOWEVER, Restricted Payments shall not include (i) intercompany loans and repayments thereof among the Borrowers; (ii) reasonable and customary salaries paid to employees of any Borrower; and (iii) reimbursements of BONA FIDE business expenses made to such employees (including without limitation expense reimbursement payments, indemnification payments and director, consulting or other fees).

         "REVOLVER EXPIRATION DATE": August 28, 2005, or such earlier date on which the Revolving Commitment of the Lender shall terminate in accordance with the terms hereof.

         "REVOLVING COMMITMENT": the obligation of the Lender, if any, to make Revolving Loans and issue Letters of Credit in an aggregate principal and/or face amount not to exceed $10,000,000, as the same may be reduced from time to time or terminated in accordance with the terms hereof.

         "REVOLVING LOANS":  as defined in Section 1.1(a).

         "REVOLVING NOTE":  as defined in Section 1.1(c).

         "SEC": the Securities and Exchange Commission and any successor thereto.

         "SECURITIZATION TRANSACTION": a financing transaction or series of financing transactions that have been or may be entered into by a member of any Borrower's consolidated group pursuant to which such member may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate, or (ii) any other Person, or may grant a security interest in, notes receivable, or other similar rights to payment (the "SECURITIZATION RECEIVABLES") (whether such Securitization Receivables are then existing or arising in the future) of such member, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

         "SERVICING AGREEMENTS": any servicing agreement between any Borrower and a Trust or relating to a Securitization Transaction.

         "SERVICING FEES": compensation earned by FMDS or another Borrower under any Servicing Agreement.

         "SINGLE EMPLOYER PLAN": any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

         "SOLVENT": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature.

         "STRUCTURING ADVISORY AGREEMENTS": the Structuring Advisory Agreements between FMC and the Trusts dated as of November 1, 2001, May 1, 2002, November 1, 2002, June 1, 2003 and each agreement which replaces or is in substitution of any of such agreements and all similar agreements between any Borrower and a Trust.

         "STRUCTURING ADVISORY FEES": compensation earned by FMC or another Borrower under any Structuring Advisory Agreement.

         "SUBORDINATED DEBT": Any unsecured Indebtedness incurred after the date hereof of any Borrower or any Subsidiary of any Borrower to the extent permitted by the Lender which is subordinated on terms reasonably satisfactory to the Lender pursuant to written agreements in form and substance reasonably satisfactory to the Lender.

         "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a direct or indirect Subsidiary or Subsidiaries of each Borrower.

         "TRANSFEREE": any Assignee or Participant.

         "TRUSTS": (a) The National Collegiate Master Student Loan Trust I, a Delaware statutory trust, (b) The National Collegiate Trust 2003-CP1, (c) The National Collegiate Trust 2002-CP1, (d) The National Collegiate Trust 2001-CP1,
(e) The National Collegiate Trust 2000-CP1, (f) The National Collegiate Trust 1999-CP1 and (g) any all replacement or substituted trusts, and any subtrusts of the foregoing.

         "TYPE": as to any Revolving Loan, its nature as a Prime Rate Loan or a LIBOR Loan.

         "UNITED STATES" or "U.S.": the United States of America.

         "UP-FRONT STRUCTURING ADVISORY FEES": that portion of FMC's Structuring Advisory Fees paid by a Trust to FMC paid in the closing date of a Securitization Transaction.

         "VOTING POWER": as to any Person, the total number of votes which holders of Equity Interests having ordinary power to vote, in the absence of contingencies but after giving effect to the exercise and/or conversion of all outstanding options, warrants, and other securities which by their terms are convertible into voting Equity Interests, are entitled to cast in the election of directors, general partners or managers of such Person.

         Unless otherwise specified therein, all terms defined in the Credit Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (a) accounting terms relating to the Borrower and its Subsidiaries not defined in SCHEDULE 1 and accounting terms partly defined in SCHEDULE 1, to the extent not defined, shall have the respective meanings given to them under GAAP applied in a manner consistent with those methods used to prepare the Initial Financial Statements,
(b) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", and (c) the words "incur" and "borrow" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" and "borrowings" shall have correlative meanings).

                                                                    EXHIBIT A TO
                                                                CREDIT AGREEMENT

                             FORM OF REVOLVING NOTE

$10,000,000                                                Boston, Massachusetts
                                                           [  ], 2003

         FOR VALUE RECEIVED, the undersigned, THE FIRST MARBLEHEAD CORPORATION, FIRST MARBLEHEAD DATA SERVICES, INC., FIRST MARBLEHEAD EDUCATION RESOURCES, INC., GATE HOLDINGS, INC. and TERI MARKETING SERVICES, INC. (each individually, a "BORROWER" and collectively, the "BORROWERS"), hereby jointly and severally unconditionally promise to pay to the order of FLEET NATIONAL BANK (the "LENDER") at its office located at 100 Federal Street, Boston, MA 02110 in lawful money of the United States of America and in immediately available funds, on the Revolver Expiration Date the principal amount of (a) TEN MILLION DOLLARS ($10,000,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, as hereinafter defined. Each Borrower further agrees jointly and severally to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

         The holder of this Revolving Note (this "REVOLVING NOTE") is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto. Each such endorsement shall, absent manifest error, constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of any Borrower in respect of such Revolving Loan.

         This Revolving Note (a) is the Revolving Note referred to in the Loan and Security Agreement dated as of [ ], 2003 among the Borrowers and the Lender (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), (b) is subject to the provisions of the Credit Agreement, and (c) is subject to prepayment in whole or part as provided in the Credit Agreement. This Revolving Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantee, the terms and conditions upon which the security interests and the guarantee were granted and the rights of the holder of this Revolving Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Revolving Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, notice, notice of dishonor, protest and all other demands and notices of any kind.

         All agreements involving any Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to the Lender for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Revolving Note shall be governed by such new law as of its effective date. This provision shall control every provision of all agreements involving any Borrower and the Lender.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED, IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS OF APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED ON THIS REVOLVING NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS REVOLVING NOTE OR ANY RELATED DOCUMENTS OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS REVOLVING NOTE AND TO MAKE LOANS AS CONTEMPLATED IN THE CREDIT AGREEMENT.

         Executed as of the day and year first above written.

                                        THE FIRST MARBLEHEAD CORPORATION


                                        By:
                                           -------------------------------------
                                                Name:
                                                Title:


                                        FIRST MARBLEHEAD DATA SERVICES, INC.


                                        By:
                                           -------------------------------------
                                                Name:
                                                Title:


                                        FIRST MARBLEHEAD EDUCATION
                                        RESOURCES, INC.


                                        By:
                                           -------------------------------------
                                                Name:
                                                Title:

                                        GATE HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                                Name:
                                                Title:

                                        TERI MARKETING SERVICES, INC.


                                        By:
                                           -------------------------------------
                                                Name:
                                                Title:

                                                                      SCHEDULE A
                                                               TO REVOLVING NOTE

              LOANS, CONVERSIONS AND REPAYMENTS OF PRIME RATE LOANS

                              Amount                                                     Unpaid
                Amount     Converted to       Amount of          Amount of Prime       Principal
               of Prime     Prime Rate       Principal of           Rate Loans         Balance of
                 Rate          Loans       Prime Rate Loans       Converted to         Prime Rate    Notation Made
Date            Loans                           Repaid             LIBOR Loans            Loans      By
------------- ------------ -------------- ------------------- ---------------------- --------------- ---------------


                                                                      SCHEDULE B
                                                               TO REVOLVING NOTE

         LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF LIBOR LOANS

                                                                                            Unpaid
                                                        Interest          Amount of        Principal
                                                       Period and        LIBOR loans      Balance of
                  Amound of          Amount            LIBOR rate       Converted to         LIBOR
                LIBOR Loans        Converted to       with respect        Base Rate          Loans        Notation
Date                               LIBOR Loans          Thereto             Loans                          Made By
------------- ----------------- ------------------- ----------------- ------------------ -------------- --------------


                                                                    EXHIBIT B TO
                                                     LOAN AND SECURITY AGREEMENT

                            FORM OF BORROWING NOTICE


                                               ______________, ______

Fleet National Bank
100 Federal Street
Boston, Massachusetts  02110

Re: Loan and Security Agreement dated as of [ ], 2003 (as amended or extended from time to time, the "CREDIT AGREEMENT") among The First Marblehead Corporation, First Marblehead Data Services, Inc., First Marblehead Education Resources, Inc., Gate Holdings, Inc. and TERI Marketing Services, Inc. (each individually, a "BORROWER" and collectively, the "BORROWERS") and Fleet National Bank (the "LENDER"). (Capitalized terms used herein have the meanings assigned to them in the Credit Agreement.)

Ladies and Gentleman:

Pursuant to Section 1.2 of the Credit Agreement, the Borrowers hereby give notice of their request for a Revolving Loan in the amount of $[ ] to be made on [ ].

The representations and warranties contained in the Credit Agreement and other Loan Documents are as of the date hereof and, on the date [each] such Revolving Loan is made will be, true and accurate in all material respects, with and without giving effect to the requested Revolving Loan[s] and the application of the proceeds thereof (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date).

Each Borrower hereby further confirms that at the date hereof (i) the Borrowers have performed and complied with all covenants and conditions in the Credit Agreement to be performed or complied with by such Borrowers prior to the making of the requested Revolving Loan[s], (ii) no Default shall have occurred and be continuing or result from such Revolving Loan[s], and (iii) no event or circumstance has occurred which had or would be reasonably likely to have a Material Adverse Effect since the date of the most recent audited financial statements delivered to the Lender.

Executed as an instrument under seal as of the date first above written.

                                        THE FIRST MARBLEHEAD CORPORATION
                                        FIRST MARBLEHEAD DATA SERVICES, INC.
                                        FIRST MARBLEHEAD EDUCATION
                                        RESOURCES, INC.
                                        GATE HOLDINGS, INC.
                                        TERI MARKETING SERVICES, INC.



                                        By:_______________________________
                                             Duly authorized as to all



                                        By:_______________________________
                                             Duly authorized as to all

                                                                    EXHIBIT C TO
                                                     LOAN AND SECURITY AGREEMENT

                       FORM OF INTEREST RATE OPTION NOTICE

                                               ______________, ______

Fleet National Bank
100 Federal Street
Boston, Massachusetts  02110

Re: Loan and Security Agreement dated as of [ ], 2003 (as amended or extended from time to time, the "CREDIT AGREEMENT") among The First Marblehead Corporation, First Marblehead Data Services, Inc., First Marblehead Education Resources, Inc., Gate Holdings, Inc. and TERI Marketing Services, Inc. (each individually, a "BORROWER" and collectively, the "BORROWERS") and Fleet National Bank (the "LENDER"). (Capitalized terms used herein have the meanings assigned to them in the Credit Agreement.)

Ladies and Gentleman:

Pursuant to Section 1.6 of the Credit Agreement, the Borrowers hereby give notice of their request to have the interest rate on an outstanding [LIBOR] [Prime Rate] Loan which is in the amount of $[ ] made on [ ] [converted to] [continued as] a [Prime Rate] [LIBOR] Loan as of [ ].

[The Borrowers hereby further confirm their request that the Interest Period beginning on such date and applicable to such LIBOR Loan end [1], [2], [3], [6] months after such date, unless an earlier date is otherwise required by the Credit Agreement.]

The representations and warranties contained in the Credit Agreement and the other Loan Documents are as of the date hereof and, on the date such Loan is made will be, true and accurate in all material respects (except to the extent affected by transactions occurring after the date of the Credit Agreement and permitted therein), with and without giving effect to the requested conversion or continuation (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date).

Each Borrower hereby further confirms that at the date hereof (i) the Borrowers have performed and complied with all covenants and conditions in the Credit Agreement to be performed or complied with by such Borrowers prior to the making of the requested conversion or continuation, (ii) no Default shall have occurred and be continuing or result from such conversion or continuation, and (iii) no event or circumstance has occurred which had or would be reasonably likely to have a Material Adverse Effect since the date of the most recent audited financial statements delivered to the Lender.

Executed as an instrument under seal as of the date first above written.

                                        THE FIRST MARBLEHEAD CORPORATION
                                        FIRST MARBLEHEAD DATA SERVICES, INC.
                                        FIRST MARBLEHEAD EDUCATION
                                        RESOURCES, INC.
                                        GATE HOLDINGS, INC.
                                        TERI MARKETING SERVICES, INC.



                                        By:_______________________________
                                              Duly authorized as to all

                                                                    EXHIBIT D TO
                                                     LOAN AND SECURITY AGREEMENT

                          FORM OF EXEMPTION CERTIFICATE

         Reference is made to the Loan and Security Agreement, dated as of [ ], 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") between THE FIRST MARBLEHEAD CORPORATION, FIRST MARBLEHEAD DATA SERVICES, INC., FIRST MARBLEHEAD EDUCATION RESOURCES, INC., GATE HOLDINGS, INC. and TERI MARKETING SERVICES, INC. (each individually, a "BORROWER" and collectively, the "BORROWERS") and FLEET NATIONAL BANK (the "LENDER"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement. (the "NON -U.S. LENDER") is providing this certificate pursuant to Section 1.13(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

         1. The Non-U.S. Lender is the sole record and beneficial owner of the Revolving Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

         2.       The Non-U.S. Lender is not a "bank" for purposes of
Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "CODE"). In this regard, the Non-U.S. Lender further represents and warrants that:

                  (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

                  (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

         3. The Non-U.S. Lender is not a 10-percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

         4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

         5. The income on the Revolving Loans or the obligations evidenced by the Note(s) are not effectively connected with the conduct of a trade or business in the United States.

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                        ----------------------------------------
Date:__________________                 [Name of Non-U.S. Lender]


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                                                    EXHIBIT E TO
                                                     LOAN AND SECURITY AGREEMENT

              FORM OF CLOSING CERTIFICATE OF [ASSISTANT] SECRETARY
                             OF [NAME OF LOAN PARTY]

         Reference is made to the Loan and Security Agreement, dated as of [ ], 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between THE FIRST MARBLEHEAD CORPORATION, FIRST MARBLEHEAD DATA SERVICES, INC., FIRST MARBLEHEAD EDUCATION RESOURCES, INC., GATE HOLDINGS, INC. and TERI MARKETING SERVICES, INC. (each individually, a "BORROWER" and collectively, the "BORROWERS") and FLEET NATIONAL BANK (the "LENDER"). Terms defined in the Credit Agreement are used herein with the same meanings.

         I, [           ], [Assistant] Secretary of [             ], a [_______]
corporation and a Borrower (the "COMPANY"), DO HEREBY CERTIFY that:

         1. The Company is duly organized, validly existing, and in good standing under the laws of the state of [ ] and no proceedings have been instituted or are pending or contemplated with respect to the dissolution, liquidation or sale of all or substantially all the assets of the Company or threatening its existence or the forfeiture of any of its rights;

         2. Attached hereto as EXHIBIT A-1 is a true and complete copy of the Articles of Incorporation] of the Company, and any amendments thereto, as in effect on the date hereof.

         3. Attached hereto as EXHIBIT B-1 is a true and complete copy of the By-laws of the Company and any amendments thereto, as in effect on [resolution date] and at all times thereafter through the date hereof.

         4. Attached hereto as EXHIBIT C-1 is a true and complete copy of certain resolutions duly adopted by the Board of Directors of the Company on [ ], 2002. The attached resolutions are the only resolutions adopted by the Board of Directors of the Company or any committee thereof relating to the Credit Agreement and there has been no amendment, supplement, modification, or recession of such resolutions, in whole or in part, and such resolutions are in full force and effect on the date hereof.

         5. The following persons were duly elected or appointed to and currently occupy the offices of the Company set forth opposite their names and the signatures opposite their names are their genuine signatures:

             NAME                   OFFICE                     SIGNATURE
             ----                   ------                     ---------


         6.       The representations and warranties of the Company set forth in
Section 4 of the Credit Agreement (including, without limitation, Material Adverse Effect and litigation representations) are true and correct on and as of the Closing Date to the same extent as though such representations and warranties had been made on and as of such date.

         7. No Default or Event of Default has occurred or is continuing on the Closing Date or after giving effect to the extensions of credit requested to be made on such date.

         IN WITNESS WHEREOF, I have hereunto signed my as of this ___ day of [ ], 2003.

                                        ----------------------------------------
                                        [Assistant] Secretary

         I, [ ], [ ] of [ ], a [ ] and a Borrower, do hereby certify that [ ] is the duly elected and qualified [Assistant] Secretary of the Company and that the signature appearing above is [his/her] true and genuine signature. I know of no facts contrary to the statements contained in this Certificate.

         IN WITNESS WHEREOF, I have hereunto signed my name this ___ day of [ ], 2003.


                                        ----------------------------------------
                                        Title:

                                                                    EXHIBIT F TO
                                                     LOAN AND SECURITY AGREEMENT


                         FORM OF COMPLIANCE CERTIFICATE


To:      Fleet National Bank
         100 Federal Street
         Boston, MA  02110
         Attention:  John F. Lynch


         This Compliance Certificate is furnished pursuant to Section 5.2(a) of the Loan and Security Agreement, dated as of [ ], 2003 between The First Marblehead Corporation, First Marblehead Data Services, Inc., First Marblehead Education Resources, Inc., Gate Holdings, Inc. and TERI Marketing Services, Inc. (each individually, a "BORROWER" and collectively, the "BORROWERS") and Fleet National Bank (the "LENDER") (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.       I am the duly elected _______________ of each Borrower.

         2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the financial condition of each Borrower and its Subsidiaries for the accounting period covered by the attached financial statements.

         3. Except as set forth below, to the best of my knowledge, each Borrower during the accounting period covered by the attached financial statements observed or performed all of its covenants and other agreements contained in the Credit Agreement and the other Loan Documents to which it is a party to be observed or performed by it; and the examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of such accounting period or as of the date of this Certificate.

         4. Except as set forth below, since the end of the prior Reference Period, there have been no material changes in the Borrowers' assumptions regarding the valuation of Structuring Advisory Fees.

         5. Schedule I attached hereto sets forth financial data and computations evidencing compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct.

         6. Described below are the exceptions, if any, to paragraph 3, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event:

         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support thereof, are made and delivered in my capacity described in paragraph 1 above for and on behalf of the Borrowers this _____ day of _______________, _____.

                                        THE FIRST MARBLEHEAD CORPORATION
                                        FIRST MARBLEHEAD DATA SERVICES, INC.
                                        FIRST MARBLEHEAD EDUCATION
                                        RESOURCES, INC.
                                        GATE HOLDINGS, INC.
                                        TERI MARKETING SERVICES, INC.



                                        By:_______________________________
                                             Duly authorized as to all

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

            Schedule of Compliance as of _______________, _____ with
                       Section 6.1 of the Credit Agreement

                  (All calculations for trailing four quarters
              except as otherwise required by the Credit Agreement)


                               FINANCIAL COVENANTS

A.       CONSOLIDATED DEBT SERVICE COVERAGE RATIO (SECTION 6.1(A))

         MINIMUM PERMITTED CONSOLIDATED DEBT SERVICE COVERAGE RATIO                                 1.50:1.00
1.
          CONSOLIDATED CASH FLOW

                (A)   CONSOLIDATED EBITDA

                    (i)    Consolidated Net Income (positive or negative) PLUS:

                            (A)  Consolidated income tax expense                                     $_______

                            (B)  Consolidated Interest Expense                                       $_______

                            (C)  Consolidated depreciation/amortization expenses                     $_______

                    (ii)   TOTAL CONSOLIDATED EBITDA                                                $________

                (B)   MINUS CASH TAXES                                                              $________

                (C)   MINUS DISTRIBUTIONS                                                           $________

                (D)     MINUS CAPITAL EXPENDITURES                                                  $________

                (E)   TOTAL CONSOLIDATED CASH FLOW                                                  $________

2.        CONSOLIDATED TOTAL DEBT SERVICE

                (A)   Cash portion of Consolidated Interest Expense                                 $________

                (B)   PLUS aggregate principal amount of all Indebtedness (including                $________
                      premiums, if any) paid or required to be paid

                (C)   TOTAL CONSOLIDATED TOTAL DEBT SERVICE                                         $________

3.        ACTUAL RATIO A.1(E) TO A.2(C)):                                                           _____:1.00


B.      LEVERAGE RATIO (SECTION 6.1(B))

          MAXIMUM PERMITTED LEVERAGE RATIO (AS OF ___________________)                              1.15:1.00

1.        CONSOLIDATED TOTAL DEBT                                                                   $________

2.        CONSOLIDATED TANGIBLE NET WORTH (from item C.4 below)                                     $________

3.        ACTUAL RATIO (1 TO 2):                                                                    _____:1.00

C.       CONSOLIDATED TANGIBLE NET WORTH (SECTION 6.1(C))

          At any time from and after the Closing Date through June 30, 2004                        $40,000,000

          For the purpose of calculating minimum permitted Consolidated Tangible
          Net Worth at all times on and after June 30, 2004:

          (i)   100% of Consolidated Tangible Net Worth for the fiscal year most recently            $_______
                ended

          (ii)  PLUS Consolidated Net Income for the fiscal year most recently ended                 $_______
                (without any reduction for losses) multiplied by .85

          (iii) MINIMUM PERMITTED CONSOLIDATED TANGIBLE NET WORTH                                    $_______

1.        Total Assets                                                                               $_______

2.        MINUS Intangible Assets                                                                    $_______

3.        MINUS Minority Interests in any Subsidiary                                                 $_______

4.        MINUS any loans due from any Affiliate, officer or employee of any Borrower or             $_______
          Subsidiary

5.        MINUS Total Liabilities                                                                    $_______

6.        ACTUAL CONSOLIDATED TANGIBLE NET WORTH                                                     $_______

D.        UP-FRONT STRUCTURING ADVISORY FEES (SECTION 6.1(D))

          MINIMUM PERMITTED UP-FRONT STRUCTURING ADVISORY FEES (Reference Period ending              $_______
          as of ___________)

          Actual Up-Front Structuring Advisory Fees for such Reference Period                        $_______


                                      -2-